UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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TAYLOR MORRISON HOME CORPORATION

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PROXY STATEMENT

TaylorMorrison

Homes inspired by you®

2018 ANNUAL MEETING OF STOCKHOLDERS

AVALON AT RIVERSTONE
SUGAR LAND, TX

Scottsdale, Arizona

April 17, 2018

Dear Stockholders:

You are cordially invited to attend the Taylor Morrison Home Corporation 2018 Annual Meeting of Stockholders on Wednesday, May 30, 2018 at 3:30 p.m. local time. The meeting will be held at the Omni Mandalay Hotel at Las Colinas, 221 East Las Colinas Boulevard, Irving, Texas 75039. Our board of directors has fixed the close of business on April 3, 2018 as the record date for determining those holders of our Class A common stock and Class B common stock entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournments or postponements of the Annual Meeting of Stockholders.

The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, including proposals for the election of directors (Proposal 1), an advisory resolution to approve the compensation of our named executive officers (Proposal 2), the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 3) and the approval of the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of our board of directors (Proposal 4).

Our board of directors recommends that you vote “FOR” the director nominee named in this Proxy Statement and “FOR” each of Proposals 2, 3 and 4. Each proposal is described in more detail in this Proxy Statement.

Your vote is very important. Please vote your shares promptly, whether or not you expect to attend the meeting in person. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction form, as applicable.

Sincerely,

Sheryl D. Palmer

Chairman of the Board of Directors, President and Chief Executive Officer

TAYLOR MORRISON HOME CORPORATION

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

Notice of Annual Meeting of Stockholders

To be Held on May 30, 2018

The 2018 Annual Meeting of Stockholders of Taylor Morrison Home Corporation (the “Annual Meeting”) will be held on Wednesday, May 30, 2018 at 3:30 p.m. local time at the Omni Mandalay Hotel at Las Colinas, 221 East Las Colinas Boulevard, Irving, Texas 75039 for the following purposes:

1.	To elect one Class II director nominated by our board of directors to serve until the 2021 Annual Meeting of Stockholders;

2.	To conduct an advisory vote to approve the compensation of our named executive officers;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

4.	To approve the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of our board of directors; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only holders of record of our Class A common stock and Class B common stock (collectively, our “common stock”) at the close of business on April 3, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.

This Notice of Annual Meeting of Stockholders and Proxy Statement are first being distributed or made available, as the case may be, on or about April 17, 2018.

Our stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you must bring a form of identification to the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee, you must bring proof of ownership that confirms you are the beneficial owner of those shares.

By order of the board of directors,

Darrell C. Sherman Executive Vice President, Chief Legal Officer and Secretary

Scottsdale, Arizona

April 17, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2018

THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT: WWW.PROXYVOTE.COM

TOC | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the Proxy Statement before voting.

Annual Meeting of Stockholders

Date:	Wednesday, May 30, 2018
Time:	3:30 p.m., local time
Location:	The Omni Mandalay Hotel at Las Colinas, 221 East Las Colinas Boulevard, Irving, Texas 75039
Record Date:	April 3, 2018
Voting:	Stockholders as of the record date are entitled to vote. Each share of Class A common stock and Class B common stock is entitled to one vote per share.

Proposals and Voting Recommendations

	Board Recommendation	Page
Election of the director nominee named herein	For	6
Advisory vote on the compensation of our named executive officers	For	47
Ratification of our independent auditor	For	48
Approval of the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of our board of directors	For	51

Voting Methods

You can vote in one of four ways:

Visit www.proxyvote.com to vote VIA THE INTERNET
Call 1-800-690-6903 to vote BY TELEPHONE
If you received printed proxy materials, sign, date and return your proxy card or voting instruction form, as applicable, in the prepaid enclosed envelope to vote BY MAIL
Attend the meeting to vote IN PERSON

To reduce our administrative and postage costs and the environmental impact of the Annual Meeting, we encourage stockholders to vote via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 29, 2018. Stockholders may revoke their proxies at the times and in the manners described on page 3 of this Proxy Statement.

If your shares are held in “street name” through a bank, broker or other nominee, you will receive voting instructions from the holder of record that you must follow in order for your shares to be voted. If you wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares.

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GENERAL INFORMATION

TAYLOR MORRISON HOME CORPORATION

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

Proxy Statement

For the 2018 Annual Meeting of Stockholders

General Information Concerning Proxies and Voting at the Annual Meeting

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the board of directors of Taylor Morrison Home Corporation (the “Company,” “TMHC,” “we,” “us,” or “our”), a Delaware corporation, of proxies to be voted at our 2018 annual meeting of stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. In accordance with rules of the Securities and Exchange Commission (“SEC”), on or about April 17, 2018, we sent a Notice of Internet Availability of Proxy Materials (or, upon your request, will deliver printed versions of these proxy materials) and made available our proxy materials over the Internet to the holders of our common stock as of the close of business on April 3, 2018 (the “Record Date”).

When and where will the Annual Meeting be held?

The Annual Meeting will be held at the Omni Mandalay Hotel at Las Colinas, 221 East Las Colinas Boulevard, Irving, Texas 75039, on Wednesday, May 30, 2018 at 3:30 p.m. local time. For directions, please contact our Investor Relations department at 480-734-2060.

What information is included in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our board of directors and board committees, corporate governance, the compensation of current directors and certain executive officers for the year ended December 31, 2017, and other information.

Who is entitled to vote?

Holders of our Class A common stock and Class B common stock (collectively, our “common stock”) at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 111,308,197 shares of our Class A common stock outstanding and entitled to vote and 868,921 shares of our Class B common stock outstanding and entitled to vote.

How many votes do I have?

On any matter that is submitted to a vote of our stockholders, the holders of our common stock are entitled to one vote per share of Class A common stock and Class B common stock held by them on the Record Date. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters submitted to stockholders for a vote in this Proxy Statement and such other matters as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting. Holders of our common stock are not entitled to cumulative voting in the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a bank, broker or other nominee rather than directly in their own name.

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Limited, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote over the Internet, by telephone or by filling out and returning a proxy card to ensure your vote is counted.

Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement  | 1

GENERAL INFORMATION

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

We are asking you to vote on the following matters in connection with the Annual Meeting:

1.	The election of one Class II director nominated by our board of directors to serve until our annual meeting of stockholders to be held in 2021;

2.	An advisory vote to approve the compensation of our named executive officers;

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

4.

Approval of the Amended and Restated Certificate of Incorporation (our certificate of incorporation as currently in effect, the “Certificate of Incorporation” and, as proposed to be amended and restated, the “Amended and Restated Certificate of Incorporation”) to provide for the phased-in declassification of our board of directors (the “Declassification Proposal”).

We will also consider any other business that may properly come before the Annual Meeting. At the date of this Proxy Statement, we know of no business that will be brought before the Annual Meeting other than the matters set forth above.

How do I vote?

Vote by Internet

Stockholders of record may submit proxies over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the proxy materials were requested, the instructions on the printed proxy card. Most beneficial stockholders may vote by accessing the website specified on the voting instructions forms provided by their banks, brokers or other nominees. Please check your voting instruction form for Internet voting availability.

Vote by Telephone

Stockholders of record may submit proxies using any touch-tone telephone from within the United States by following the instructions on the Notice of Internet Availability of Proxy Materials or, if printed copies of the proxy materials were requested, the instructions on the printed proxy card. Most beneficial owners may vote using any touch-tone telephone from within the United States by calling the number specified on the voting instruction forms provided by their banks, brokers or other nominees.

Vote by Mail

Stockholders of record may submit proxies by mail by requesting a printed proxy card and completing, signing and dating the printed proxy card and mailing it in the pre-addressed envelopes that will accompany the printed proxy materials. Beneficial owners may vote by completing, signing and dating the voting instruction forms provided by their banks, brokers or other nominees and mailing them in the pre-addressed envelopes accompanying the voting instruction forms.

If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by our board of directors. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, please see “What are “broker non-votes”?” regarding whether your bank, broker or other nominee may vote your uninstructed shares on a particular proposal.

2 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

GENERAL INFORMATION

Vote in Person at the Annual Meeting

All stockholders as of the close of business on the Record Date can vote in person at the Annual Meeting. You can also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner, you must obtain a legal proxy from your bank, broker or nominee and present it to the inspector of election with your ballot to be able to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also vote either by telephone, by Internet or by mail so that your vote will be counted if you decide not to attend.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedures on each of the proxy cards or Notices of Internet Availability of Proxy Materials you receive.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised at the Annual Meeting by (a) delivering written notice stating that the proxy is revoked, bearing a date later than the proxy to Taylor Morrison Home Corporation, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, Attn: Chief Legal Officer and Secretary, (b) submitting a later-dated proxy relating to the same shares by mail, telephone or the Internet prior to the vote at the Annual Meeting or (c) attending the Annual Meeting and voting in person. Stockholders of record may send a request for a new proxy card via e-mail to sendmaterial@proxyvote.com, or follow the instructions provided on the Notice of Internet Availability of Proxy Materials and proxy card to submit a new proxy by telephone or via the Internet. Stockholders of record may also request a new proxy card by calling 1-800-579-1639. If you are a beneficial stockholder, you may revoke your proxy or change your vote only by following the separate instructions provided by your bank, broker or other nominee.

What constitutes a quorum at the Annual Meeting?

Transaction of business at the Annual Meeting may occur only if a quorum is present. A quorum will be present if at least a majority of votes represented by the holders of our outstanding Class A common stock and Class B common stock, treated as a single class, are present in person or represented by proxy. If a quorum is not present, it is expected that the Annual Meeting will be adjourned or postponed in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn, as discussed above under the heading “What can I do if I change my mind after I vote?”

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

What are “broker non-votes”?

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items. If your shares are held by a bank, broker or other nominee on your behalf and you do not instruct the bank, broker or nominee as to how to vote your shares on Proposals 1, 2 or 4, the bank, broker or other nominee may not exercise discretion to vote for or against those proposals because these proposals are considered “non-routine” by the New York Stock Exchange (“NYSE”). With respect to Proposal 3, the ratification of the appointment of our independent registered public accounting firm, the bank, broker or other nominee may exercise its discretion to vote for or against that proposal in the absence of your instructions.

Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement  | 3

GENERAL INFORMATION

What are the voting requirements to elect directors and approve each of the other proposals described in this Proxy Statement?

The table below summarizes the vote required to approve each proposal described in this Proxy Statement, how votes are counted and how our board of directors recommends you vote:

	Vote Required	Voting Options(1)	Board Recommendation	Broker Discretionary Voting Allowed	Impact of Withhold/Abstain Vote
Proposal 1: Election of Class II director	Greatest number of affirmative votes cast	“FOR” “WITHHOLD”	“FOR”	NO	NONE
Proposal 2: Advisory vote to approve the compensation of our named executive officers	Affirmative vote of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote	“FOR” “AGAINST” “ABSTAIN”	“FOR”	NO	“AGAINST”
Proposal 3: Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018	Affirmative vote of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote	“FOR” “AGAINST” “ABSTAIN”	“FOR”	YES(2)	“AGAINST”
Proposal 4: Approval of the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of our board of directors	Affirmative vote of at least 75% of shares of our common stock outstanding and entitled to vote generally in the election of directors, voting together as a single class	“FOR” “AGAINST” “ABSTAIN”	“FOR”	NO(3)	“AGAINST”

(1)

If you just sign and submit your proxy card without voting instructions, your shares will be voted “FOR” the director nominee listed herein and on the other proposals as recommended by our board of directors and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

(2)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(3)

As this proposal requires the affirmative vote of 75% the voting power outstanding, a broker-non-vote will have the effect of a vote against this proposal. In addition, any stockholder who fails to vote will also have the effect of a vote against this proposal.

Who will count the votes?

Representatives of the Company will act as inspectors of election. Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes.

Who will pay for the cost of this proxy solicitation?

We will bear the cost of the solicitation of proxies from our stockholders. In addition to solicitation by mail, our directors, officers and employees, without additional compensation, may solicit proxies from stockholders by telephone, by email, by letter, by facsimile, in person or otherwise. Following the original circulation of the proxies and other soliciting materials, we will request banks, brokers or other nominees to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the banks, brokers and other nominees, will reimburse such holders for their reasonable expenses. We will also bear the cost of retaining any proxy solicitation firm, should we choose to retain one. We would expect the expenses associated with retaining any such proxy solicitation firm would not exceed $50,000.

4 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

GENERAL INFORMATION

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to each of our stockholders (other than those who have previously requested a printed copy of proxy materials) who held our common stock as of the Record Date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or proxy card (or, for beneficial holders, the voting instruction form) and request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials and in the proxy card (or, for beneficial holders, the voting instruction form). In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the costs and environmental impact of the Annual Meeting.

When will we announce the results of the voting?

We expect to announce the final voting results by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If the final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

What are the requirements for admission to the Annual Meeting?

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you must bring a form of identification to the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee that holds your shares, you must bring proof of ownership, such as a bank or brokerage statement, that confirms you are the beneficial owner of those shares. Attendance at the Annual Meeting without voting or revoking a previously submitted proxy in accordance with the voting procedures will not in and of itself revoke a proxy.

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PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1: Election of Directors

Board Composition

Our board of directors is currently divided into three classes with each class composed as follows:

•	Class I directors: Sheryl D. Palmer and Peter Lane, whose current terms will expire at our annual meeting of stockholders to be held in 2020;

•

Class II director: David C. Merritt, whose current term will expire at this Annual Meeting and who has been nominated by our board of directors for election to our board for a term that will expire at our annual meeting of stockholders to be held in 2021; and

•	Class III directors: James Henry and Anne L. Mariucci, whose current terms will expire at our annual meeting of stockholders to be held in 2019.

As discussed in greater detail in the Declassification Proposal, our board of directors has recently approved the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of our board of directors, subject to the approval of the stockholders at this Annual Meeting. If the Declassification Proposal is approved by the requisite vote of our stockholders, the Amended and Restated Certificate of Incorporation implementing the phased-in declassification of our board of directors is expected to be filed with the Secretary of State of the State of Delaware and become effective promptly after the Annual Meeting.

Following the effectiveness of the Amended and Restated Certificate of Incorporation, any person subsequently elected or appointed to our board of directors will serve for a term expiring at the annual meeting of stockholders following his or her election or appointment and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Accordingly, if the Amended and Restated Certificate of Incorporation is approved by our stockholders and becomes effective, the directors elected at our annual meeting of stockholders to be held in 2019 (and each annual meeting of stockholders held thereafter) will be elected for a one-year term and will hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal. Commencing with our annual meeting of stockholders to be held in 2021, the declassification of our board of directors will be complete.

If the Declassification Proposal is approved by the requisite vote of our stockholders and the Amended and Restated Certification of Incorporation becomes effective, all of our directors appointed or elected to serve on our board of directors for a one-year term may be removed with or without cause by the affirmative vote of the holders of a majority in voting power of our outstanding capital stock entitled to vote generally in the election of directors, voting as a single class. Until the declassification of our board of directors is complete, to the fullest extent permitted by law, any director who was previously elected to serve for a term extending until our annual meeting of stockholders to be held in 2020 or 2021, for so long as such director is serving the remainder of such term and until such time, if any, as such director is re-elected to serve for a one-year term (a “Continuing Classified Director”), may be removed only for cause and only by the affirmative vote of the holders of at least 75% in voting power of our outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class.

For more information on the current composition of our board of directors, see “Corporate Governance—Information About Our Board of Directors—Process for Identifying and Nominating Directors” and “Corporate Governance—Board Structure and Operations—Composition of Our Board of Directors.”

Upon recommendation of our nominating and corporate governance committee, our board of directors has nominated Mr. Merritt for election as a member of our board of directors. Mr. Merritt currently serves as a director, and, if elected at the Annual Meeting, will serve as a director until our annual meeting of stockholders to be held in 2021 and until his successor has been duly elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. Mr. Merritt has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. If the nominee becomes unable to serve at the time the election occurs, proxies will be voted for another nominee designated by the board of directors unless the board chooses to reduce the number of directors serving on the board. The board of directors has no reason to believe that the nominee identified in this Proxy Statement will be unable or unwilling to serve as a director if elected.

6 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Class II Director for Election to a Three-Year Term Expiring at the 2021 Annual Meeting of Stockholders

DAVID C. MERRITT AGE 63

Mr. Merritt has served as a director since June 2013. From March 2009 through December 2013, he was the president of BC Partners, Inc., a financial advisory firm. Mr. Merritt is a director of Charter Communications, Inc., a publicly traded company, and currently serves as Chairman of its audit committee. Mr. Merritt previously served on the board of directors of Calpine Corporation. From 1975 to 1999, Mr. Merritt was an audit and consulting partner of KPMG, serving in a variety of capacities during his years with the firm, including national partner in charge of the media and entertainment practice. Mr. Merritt holds a B.S. degree in Business and Accounting from California State University—Northridge.

As a seasoned director and audit committee chair with extensive accounting, financial reporting and audit committee experience, Mr. Merritt brings a strong background in leadership, governance and corporate finance to the Company’s board of directors.

In the vote on the election of the Class II director nominee, stockholders may:

•	vote FOR the nominee; or

•	WITHHOLD votes for the nominee.

Unless you elect to vote differently by so indicating on your signed proxy, your shares will be voted FOR the board of directors’ nominee. The one Class II director nominee receiving the greatest number of votes cast at the Annual Meeting, even if less than a majority, will be elected. Proxies marked “withhold” and broker non-votes will have no effect on the outcome of this proposal. If a nominee ceases to be a candidate for election by the time of the Annual Meeting (a contingency that the board does not expect to occur), such proxies may be voted by the proxyholders in accordance with the recommendation of our board of directors.

The Board of Directors Recommends a Vote “FOR” the Above-Named Director Nominee.

Class I Directors Continuing in Office Unit the 2020 Annual Meeting of Stockholders

SHERYL D. PALMER AGE 56

Ms. Palmer became our predecessor’s President and Chief Executive Officer and a member of its board of directors in August 2007 after previously serving as Executive Vice President for the West Region of Morrison Homes. She has also served as our Chairman of the Board since May 2017. Her previous experience includes senior leadership roles at Blackhawk Corp. and Pulte Homes/Del Webb Corporation, each homebuilders and developers of retirement communities, where she last held the title of Nevada Area President at Pulte/Del Webb Corporation and Division President at Blackhawk Corp. Ms. Palmer brings over 30 years of cross-functional building experience to her position, including leadership in land acquisition, sales and marketing, development and operations management. In addition to her employment with the Company, Ms. Palmer currently serves as a member of the board of directors and the audit and compensation committees of Interface, Inc., a leading publicly traded global manufacturer of modular carpet, and as a member of the board of directors and executive committee of HomeAid America, a national non-profit that works with the local building industry to build and renovate multi-unit shelters for homeless families.

We believe Ms. Palmer’s over 30 years of industry experience make her a valuable member of our board of directors. In addition, as our President and Chief Executive Officer, the directors believe it is appropriate for her to be a member of our board.

PETER LANE AGE 53

Mr. Lane has served as a director since June 2012 and as lead independent director since May 2017. Mr. Lane served as Chief Executive Officer of AXIP Energy Services, LP (formerly known as Valerus Compression Services, “AXIP”), an oilfield services company headquartered in Houston, Texas from 2010 to 2016. Prior to joining AXIP, Mr. Lane was an Operating Partner at TPG Global, LLC (“TPG”) from 2009 to 2011. Before TPG, Mr. Lane spent 12 years at Bain & Company (“Bain”), a global consulting firm, where he led the Dallas and Mexico City offices, as well as its oil and gas practice. He became a Partner at Bain in 2003. Mr. Lane currently serves on the board of directors of AXIP, FleetPride, Inc., Petro Harvester Oil & Gas, LLC. and Goosehead Insurance, Inc. Mr. Lane holds a B.S. in physics from the University of Birmingham in the United Kingdom and an M.B.A. from the Wharton School at the University of Pennsylvania.

Mr. Lane brings extensive experience in business operations, finance and corporate governance to our board of directors. For these reasons, we believe he is well qualified to serve on our board of directors.

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PROPOSAL 1: ELECTION OF DIRECTORS

Class III Directors Continuing in Office Until the 2019 Annual Meeting of Stockholders

JAMES HENRY AGE 71

Mr. Henry has served as a director since March 2013. Mr. Henry has held various positions at Bank of the West, a financial services company, most recently serving as Vice Chairman and Chief Risk Officer from 2006 until his retirement in 2007. For most of his tenure at Bank of the West, Mr. Henry was responsible for operating and growing the bank’s specialty lending groups. Mr. Henry is a Director of Wedgewood, Inc., a privately held, large real estate foreclosure company, and Chief Enterprises, Inc., a privately held auto and heavy equipment supplier, and is a former director and currently serves on the investment committee of the board of directors of the John Muir Health System, a not-for-profit healthcare provider. He holds a B.S. in Business Administration from the University of Dayton and an M.B.A. from DePaul University.

We believe that Mr. Henry’s long experience in finance, banking and extensive knowledge of lending practices make him well qualified to serve on our board of directors.

ANNE L. MARIUCCI AGE 60

Ms. Mariucci has served as a director since March 2014. Ms. Mariucci has over 30 years of experience in homebuilding and real estate. Prior to 2003, Ms. Mariucci held a number of executive senior management roles with Del Webb Corporation and was responsible for its large-scale community development and homebuilding business. She also served as President of Del Webb Corporation following its merger with Pulte Homes, Inc. She presently serves on the board of Banner Health, a national nonprofit health care provider. She also serves as a director of CoreCivic, Inc., a publicly traded REIT, Southwest Gas Company, a publicly traded utility company, Arizona State University Foundation and the Fresh Start Women’s Foundation. Since 2003, she has been affiliated with the private equity firms Hawkeye Partners, serving as a member of the Board of Advisors, and Glencoe Capital. She is a past director of the Arizona State Retirement System, Action Performance Companies, the Arizona Board of Regents (where she was its past Chairman) and the University of Arizona Health Network, as well as a past Trustee of the Urban Land Institute. Ms. Mariucci received her undergraduate degree in accounting and finance from the University of Arizona and completed the corporate finance program at the Stanford University Graduate School of Business.

Ms. Mariucci brings extensive experience in real estate, homebuilding and corporate governance. For these reasons, we believe she is well qualified to serve on our board of directors.

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Corporate Governance

We believe that effective corporate governance is critical to our ability to create long-term value for our stockholders. We have adopted and implemented charters, policies, procedures and controls that we believe promote and enhance corporate governance, accountability and responsibility and create a culture of honesty and integrity at our company. Our Corporate Governance Guidelines, Code of Conduct and Ethics, various other governance-related information and board committee charters are available on the Investor Relations page of our corporate website at www.taylormorrison.com under the category “Corporate Governance.”

Through May 5, 2017, we were a “controlled company” within the meaning of the NYSE corporate governance standards and, accordingly, were exempt from certain of such governance standards, including the requirement that a majority of our board of directors consist of independent directors and the requirement that we have a compensation committee and a nominating and corporate governance committee each composed entirely of independent directors. Our board of directors consists of a majority of independent directors, and our compensation committee is fully independent. In addition, as described in further detail below, as of May 1, 2018, our nominating and corporate governance committee will be fully independent.

Information About Our Board of Directors

Director Independence

Our board of directors consults with our legal counsel to ensure that the board’s independence determinations are consistent with all relevant securities and other laws and regulations regarding director independence. To assist in the board’s independence determinations, each director completes materials designed to identify any relationships that could affect the director’s independence. In addition, through discussions among our directors, an analysis of independence is undertaken by the nominating and corporate governance committee and an affirmative determination is made by the board of directors. The board of directors has determined that Ms. Mariucci and Messrs. Henry, Lane and Merritt are “independent,” as such term is defined by the applicable rules and regulations of the NYSE. Additionally, each of these directors meets the categorical standards for independence established by our board of directors, as set forth in our Corporate Governance Guidelines.

Director Qualifications

The board of directors has delegated to the nominating and corporate governance committee the responsibility of reviewing and recommending nominees for membership of the board of directors. Though we have no formal policy addressing diversity, the nominating and corporate governance committee seeks candidates from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The assessment of these candidates includes, among other factors, an individual’s independence, which determination is based upon applicable NYSE rules, applicable SEC rules and regulations, our Corporate Governance Guidelines and the input from legal counsel, if necessary, as well as consideration of age, skills, character and experience, and a policy of promoting diversity, in the context of the needs of the Company. Other characteristics, including, but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees or any other characteristics which may prove relevant at any given time are also reviewed by the nominating and corporate governance committee for purposes of determining a director nominee’s qualification.

In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews such directors’ overall service to our Company during their respective term, including the number of meetings attended, level of participation, quality of performance and any relationships and transactions that might impair such directors’ independence.

Process for Identifying and Nominating Directors

In connection with our April 2013 initial public offering (“IPO”), we entered into a Stockholders Agreement that included provisions related to the composition of our board of directors and its committees and provided an affiliate of TPG Global, LLC (the “TPG Holding Vehicle”), an affiliate of Oaktree Capital Management, L.P. (the “Oaktree Holding Vehicle”) and JHI Holding Limited Partnership (“JHI” and together with the TPG Holding Vehicle and the Oaktree

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Holding Vehicle, the “Former Principal Equityholders”) the right to nominate members of our board of directors based on their ownership of our common stock.

As described in further detail under “Certain Relationships and Related Person Transactions,” the Former Principal Equityholders have sold all of their ownership interests in us and, as a result, the directors affiliated with such Former Principal Equityholders have stepped down from our board of directors. We are in the process of identifying possible candidates to serve on our board of directors, and the appointment of any qualifying individuals may occur after this Annual Meeting, following our screening and evaluation process.

Nominees for our board of directors are recommended by the nominating and corporate governance committee, which may utilize a variety of methods for identifying nominees for director. Candidates may come to the attention of the nominating and corporate governance committee through current board members, management, professional search firms, stockholders or other persons. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation.

The nominating and corporate governance committee will consider nominees proposed by our stockholders in accordance with the provisions contained in our by-laws (our “By-laws”). Each notice of nomination submitted in this manner must contain the information specified in our By-laws, including, but not limited to, information with respect to the beneficial ownership of our common stock or derivative securities that have a value associated with our common stock held by the proposing stockholder and its associates and any voting or similar agreement the proposing stockholder has entered into with respect to our common stock. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. If the annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary of the preceding year’s annual meeting of stockholders, or if no annual meeting of stockholders was held in the preceding year, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the annual meeting of stockholders and no later than the later of (1) the 90th day prior to the annual meeting of stockholders and (2) the tenth day following the day on which we notify stockholders of the date of the annual meeting of stockholders, either by mail or other public disclosure.

The foregoing description of the advance notice provisions of our By-laws is a summary and is qualified in its entirety by reference to the full text of our By-laws. Accordingly, we advise you to review our By-laws for additional stipulations relating to the process for nominating directors, including advance notice of director nominations and stockholder proposals. See also “Additional Information—Submission of Stockholder Proposals at Next Year’s Annual Meeting.”

Board Structure and Operations

Composition of Our Board of Directors

In accordance with our Certificate of Incorporation and By-laws, the number of directors on our board is determined from time to time by our board of directors and is currently a five-member board. Currently, under our Certificate of Incorporation, our board of directors is divided into three classes with staggered three-year terms, and each director holds office until the expiration of the term of the class to which he or she was elected and until his or her successor has been duly elected and qualified, or until his or her earlier death, disqualification, resignation or removal. Subject to the special rights of the holders of one or more series of preferred stock, vacancies and newly created directorships on the board of directors may be filled at any time by the remaining directors.

If the Declassification Proposal is approved at the Annual Meeting, upon the effectiveness of the Amended and Restated Certificate of Incorporation, the phased-in declassification of our board of directors will become effective such that any person subsequently appointed or elected to our board of directors will serve for a term expiring at the annual meeting of stockholders following his or her appointment or election. Additionally, directors standing for election or re-election at our annual meeting of stockholders to be held in 2019 (and each annual meeting of stockholders held thereafter) will be elected for a one-year term and will hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal. Assuming each director currently elected to a class serves his or her remaining term, the declassification of our board of directors will be complete at our annual meeting of stockholders to be held in 2021.

Under our Certificate of Incorporation, except for any directors elected by the holder of one or more series of our preferred stock, directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of our capital stock entitled to vote generally in the election of directors, voting as a single class. If the Declassification Proposal is approved at the Annual Meeting, upon the

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effectiveness of the Amended and Restated Certificate of Incorporation, any director elected to our board of directors to serve for a one-year term may be removed with or without cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote generally in the election of directors, voting as a single class. Until the declassification of our board of directors is complete, to the fullest extent permitted by law, a Continuing Classified Director may be removed only for cause and only by the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

At any meeting of our board of directors, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes.

The composition of the board of directors of our indirect subsidiaries Taylor Morrison Holdings, the parent company of our U.S. business, and Taylor Morrison Holdings II, Inc. (formerly known as Monarch Communities Inc.) (“Holdings II”), the parent company of our Canadian business until we sold it in January 2015, is identical to the current composition of our board of directors. Pursuant to governance agreements entered into by us in connection with the IPO, we contractually control the composition of the boards of directors of Taylor Morrison Holdings and Holdings II and their respective committees. As a result, all directors elected to our board of directors also serve on the boards of Taylor Morrison Holdings and Holdings II. Holdings II no longer has any material business operations.

Our board of directors and its committees have supervisory authority over Taylor Morrison Home Corporation, which, through its indirect control of its subsidiary holding partnerships, TMM Holdings Limited Partnership (“TMM”) and TMM Holdings II Limited Partnership (“New TMM”), exercises stewardship over the business and affairs of Taylor Morrison Holdings and its subsidiaries and Holdings II and its subsidiaries. Taylor Morrison Home Corporation, New TMM and TMM do not conduct any activities other than direct or indirect ownership and stewardship over Taylor Morrison Holdings and Holdings II and their respective subsidiaries. The board of directors of Taylor Morrison Holdings and its committees have supervisory authority over Taylor Morrison Holdings and its subsidiaries and exercise control over the operations and businesses of Taylor Morrison Holdings and its subsidiaries. The board of directors of Holdings II and its committees have supervisory authority over Holdings II and its subsidiaries and exercise control over Holdings II and its subsidiaries.

Board Leadership Structure

Our board of directors does not currently have a policy as to whether the role of Chairman of our board of directors and the Chief Executive Officer should be separate. Our board of directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. In addition, our Corporate Governance Guidelines provide that, in order to maintain the independent integrity of our board of directors, if the Chairman of the board is not an independent director, the board of directors may appoint an independent director as lead director.

The board of directors understands that no single approach to board leadership is universally accepted and that the appropriate leadership structure may vary based on several factors, such as a company’s size, industry, operations, history and culture. Accordingly, our board of directors, with the assistance of the nominating and corporate governance committee, assesses its leadership structure in light of these factors and the current environment to achieve the optimal model for us and for our stockholders. The board has determined that it is in our and our stockholders’ best interests that our President and Chief Executive Officer serve as Chairman and that Peter Lane serve as our lead independent director with such role and responsibilities as set forth our Corporate Governance Guidelines, including presiding at all meetings at which the Chairman of the board is not present, as well as at all executive sessions of the independent directors.

The board of directors believes that Ms. Palmer’s dual role is appropriate, given her extensive industry experience, as well as the depth and breadth of her institutional knowledge of the Company’s business, having served at length in a leadership position at the Company and on our board of directors. The board of directors further believes that this combined role of Chairman and Chief Executive Officer, counterbalanced by a lead independent director, is most suitable for us at this time and is in the best interest of stockholders because it provides the optimal balance between independent oversight of management and unified leadership (i.e. the appropriate balance of authority between those persons charged with overseeing the Company and those who manage it on a day-to-day basis) and promotes the development and execution of our strategy and facilitates the flow of information between management and the board of directors, which are essential to effective corporate governance.

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CORPORATE GOVERNANCE

Board’s Role in Risk Oversight

Our board of directors exercises oversight of risk management consistent with its duties to the Company and its subsidiaries.

The audit committee is responsible for discussing with management our major financial, credit, liquidity and other risk exposures, as well as our risk assessment and risk management policies. The audit committee works directly with members of senior management and our internal audit staff to review and assess our risk management initiatives, including our compliance programs and cybersecurity initiatives, and reports as appropriate to the board. In addition, the audit committee meets as appropriate (1) as a committee to discuss our risk management guidelines, policies and exposures and (2) with our independent auditors to review our internal control environment and other risk exposures.

The compensation committee oversees the management of risks relating to our executive compensation programs and employee benefit plans. In the fulfillment of its duties, the compensation committee reviews at least annually our executive compensation programs, meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions and reports as appropriate to the board.

The board of directors as a whole also engages in the oversight of risk in various ways.

•

During the course of each year, the board of directors reviews the structure and operation of various departments and functions of our company, including its risk management and internal audit functions. In these reviews, the board of directors discusses with management the risks affecting those departments and functions and management’s approaches to mitigating those risks.

•	The board of directors reviews and approves each year’s management operating plan. These reviews cover risks that could affect the management operating plan and measures to cope with those risks.

•

In its review and approval of annual reports on Form 10-K, the board of directors reviews our business and related risks, including as described in the “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the document. The audit committee updates this review quarterly in connection with the preparation of our quarterly reports on Form 10-Q

•

Management must obtain the approval of the board of directors, acting through an investment committee of the board of directors, before proceeding with any land acquisition above a pre-established threshold. When the board of directors reviews particular transactions and initiatives that require board approval, or that otherwise merit the board of directors’ involvement, the board of directors generally includes related risk analysis and mitigation plans among the matters addressed with management.

In addition to the foregoing, the Company’s has an enterprise risk management (“ERM”) committee. The ERM committee consists of members of our management team who work with other key members of management to identify, monitor and evaluate the Company’s risks and develop an approach to address and mitigate each identified risk. Each quarter, and more frequently if necessary, the ERM committee reports its findings and recommendations to the audit committee, and the audit committee then reports to the board of directors.

As part of its risk oversight regarding cybersecurity, the ERM committee works with the Company’s Chief Information Officer and the Company’s Cyber-Risk Management Subcommittee (composed of the heads of the Company’s information technology internal audit and risk management groups) to review on a quarterly basis, or more frequently as necessary, any cyber incidents and the results from the Company’s security self audits. This cybersecurity evaluation forms a part of the ERM committee’s quarterly reports to the audit committee and the audit committee’s quarterly reports to the board of directors. Our board of directors also receives on an annual basis, or more frequently as necessary, a report from the Company’s Chief Information Officer and/or the Vice President of Information Technology, regarding cyber risk matters affecting the Company.

The day-to-day identification and management of risk is the responsibility of our management. As market conditions, industry practices, regulatory requirements and the demands of our business evolve, management and the board of directors intends to respond with appropriate adaptations to risk management and oversight.

Meetings of our Board of Directors

Our board of directors and its committees meet periodically during the year, hold special meetings as needed and act by written consent from time to time as deemed appropriate. During 2017, our board of directors met six times.

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CORPORATE GOVERNANCE

During 2017, no incumbent director attended fewer than 75% of the aggregate of (a) the total number of meetings of the board of directors and (b) the total number of meetings held by all committees of the board of directors on which such director served. Each of our directors is encouraged, but is not required, to attend our annual meetings of stockholders. Four of our then serving directors attended our 2017 annual meeting of stockholders.

Executive Sessions of our Board of Directors

Generally, an executive session of the independent directors is held in conjunction with each regularly scheduled board meeting and at other times as deemed appropriate. Our former independent Chairman of the board presided over each executive session and, following his departure from our board of directors in May 2017, our lead independent director now presides over such executive sessions. Each committee of the board of directors also generally conducts an executive session in conjunction with each regularly scheduled committee meeting and at other times as deemed appropriate.

Committees of Our Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the standing committees operates pursuant to a written charter, which is available on our corporate website at www.taylormorrison.com on the Investor Relations page under the category “Corporate Governance.” The following is a brief description of our committees, including their membership and responsibilities.

Audit Committee

Our audit committee assists the board in fulfilling its responsibilities by overseeing, among other things, (1) the integrity of financial information and other information provided to stockholders, investors and others; (2) the performance of our internal audit function and systems of internal controls; (3) our compliance with legal and regulatory requirements; and (4) risk management and oversight of our ERM Committee. The audit committee also has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors and is responsible for the preparation of an audit committee report to be included in our annual proxy statement as required by the SEC. The audit committee also reviews and approves related person transactions in accordance with our Related Person Transaction Policy. See “Certain Relationships and Related Person Transactions–Related Person Transaction Policy.” During 2017, the audit committee met 14 times.

As of the date of this Proxy Statement, our audit committee was comprised of Mr. Henry (Chairman), Ms. Mariucci and Mr. Merritt. As part of the periodic review of the composition and leadership of our board committees, our board of directors, upon the recommendation of our nominating and corporate governance committee, appointed Mr. Merritt to serve as chairman of the audit committee effective as of May 30, 2018. Under NYSE rules and SEC requirements, our audit committee must be comprised entirely of independent directors. Our board of directors has determined that each member of our audit committee has the financial literacy required by NYSE rules, is “independent” as defined under the independence requirements of the NYSE and the SEC applicable to audit committee members and qualifies as an “audit committee financial expert” as that term is defined under SEC rules.

Compensation Committee

Our compensation committee, among other things, reviews and recommends policies and plans relating to compensation and benefits of our directors, employees and certain other persons providing services to our Company, and is responsible for approving the compensation of our Chief Executive Officer and other executive officers. Our compensation committee also administers our incentive plans, our annual bonus plan and other benefit programs. The compensation committee has delegated authority to our Chief Executive Officer to issue equity awards to employees other than to executive officers and certain other senior members of our management. If at any time the compensation committee includes a member who is not a “non-employee director” within the meaning of Rule 16b-3 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, then either a subcommittee comprised entirely of individuals who are non-employee directors or the board of directors will approve any grants of equity-based compensation made to any individual who is subject to Section 16 of the Exchange Act. The compensation committee has the sole authority to retain and terminate any compensation consultant to assist in the evaluation of employee compensation and to approve the consultant’s fees and other terms and conditions of the consultant’s retention. During 2017, the compensation committee met three times.

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CORPORATE GOVERNANCE

Our compensation committee is currently comprised of Ms. Mariucci (Chairman) and Messrs. Lane and Merritt. Under NYSE rules, our compensation committee must be comprised entirely of independent directors. Our board of directors has determined that each member of our compensation committee is “independent” as defined under the independence requirements of the NYSE applicable to compensation committee members.

For additional discussion of the processes and procedures the compensation committee has used for the consideration and determination of executive officer and director compensation, please see “Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee, among other things, provides assistance to the board of directors in identifying and recommending individuals qualified to serve as directors of our Company, reviews the composition of the board of directors and periodically evaluates the performance of the board of directors and its committees. The nominating and corporate governance committee also recommends our various committee memberships based upon, among other considerations, a director’s available time commitment, background and/or the skill set it deems appropriate to adequately perform the responsibilities of the applicable committee. In addition, the nominating and corporate governance committee develops and recommends corporate governance policies and procedures for us, including our Corporate Governance Guidelines, and monitors and reviews compliance with those policies. During 2017, the nominating and corporate governance committee met four times.

As of the date of this Proxy Statement, our nominating and corporate governance committee was comprised of Mr. Lane (Chairman) and Mses. Palmer and Mariucci. Under NYSE rules, following the permissible transition period after ceasing to be a “controlled company” under such NYSE rules, our nominating and corporate governance committee must be comprised entirely of independent directors. Our board of directors has determined that Mr. Lane and Ms. Mariucci are “independent” as defined under the independence requirements of the NYSE applicable to nominating and corporate governance committee members. In order to comply with the independence requirements of the NYSE, our board of directors, upon the recommendation of our nominating and corporate governance committee, has appointed James Henry to replace Ms. Palmer on the nominating and corporate governance committee effective as of May 1, 2018.

Compensation Committee Interlocks and Insider Participation

Members of our compensation committee during 2017 included Messrs. Davis, Houssian, Lane and Shourie. Each of Messrs. Davis, Houssian and Shourie are affiliated with our Former Principal Equityholders, and each has stepped down from our board of directors in connection with our Former Principal Equityholders’ sale of their ownership interest in us. For the current composition of our compensation committee, see “— Committees of Our Board of Directors — Compensation Committee.”

None of the members of our compensation committee in 2017 was, at any time during 2017 or at any other time, an officer or employee of the Company, and except as described in the section entitled “Certain Relationships and Related Person Transactions,” none had or has any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee during 2017.

Corporate Governance Guidelines and Code of Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines and a Code of Conduct and Ethics that is applicable to all members of our board of directors, executive officers and employees. We have posted these documents on the Investor Relations page of our corporate website at www.taylormorrison.com under the category “Corporate Governance.” We intend to post amendments to or waivers from, if any, certain provisions of our Code of Conduct and Ethics (to the extent applicable to our directors; our executive officers, including our principal executive officer and principal financial officer; or our principal accounting officer or controller, or persons performing similar functions) at this location on our website.

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CORPORATE GOVERNANCE

Anti-Hedging Policy

We have a securities trading policy that sets forth guidelines and restrictions on transactions involving our stock, which are applicable to our employees, including our executive officers, and our directors. Our policy prohibits hedging, including, among other things, purchases of stock on margin, calls or similar options on Company stock or from selling our stock short. These types of transactions would allow employees to own Company stock without the full risks and rewards of ownership. When that occurs, employees or directors may no longer have the same objectives as our other stockholders and, therefore, such transactions involving our stock are prohibited.

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DIRECTOR COMPENSATION

Director Compensation

Annual Compensation

Directors who are our employees are not separately compensated by us for their service on our board of directors. Directors who were employed by our Former Principal Equityholders were not compensated by us for their service on our board of directors. For our other directors, referred to collectively herein as “non-employee directors,” we pay an annual cash retainer for their service on our board. The annual cash retainer is paid to such directors in quarterly installments in arrears. The amount of the annual cash retainer depends on whether the director serves as a member or as chairman on the committees of the board.

For 2017, our non-employee directors were entitled to receive the following compensation:

•	An base annual cash retainer of $65,000.

•	An additional $50,000 annual cash retainer for the independent chairman of our board of directors.

•	An additional $40,000 annual cash retainer for the chairman of the audit committee and an additional $10,000 annual cash retainer for each other member of the audit committee.

•	An additional $10,000 annual cash retainer for the chairman of the nominating and corporate governance committee.

•

Effective May 2017, our lead independent director (Mr. Lane) was entitled to receive an additional $35,000 annual cash retainer and each member of the compensation committee (other than the chairman) was entitled to receive an additional $10,000 cash retainer.

•

In addition to cash retainers, our board of directors and compensation committee have determined that it is important to include an equity component in director compensation, because they believe it is important for our directors who receive compensation from us to build and maintain a long-term ownership position in our business, to further align their financial interests with those of our stockholders and to encourage the creation of long-term value. In furtherance of this objective, each non-employee director receives an annual equity award of restricted stock units (“RSUs”). For 2017, each non-employee director (other than Mr. Eller) received an RSU grant with a grant date fair value of $130,000, consistent with RSU awards granted in 2016. The number of shares subject to the RSU grant is determined by dividing the aggregate grant date fair value by the closing price of our Class A common stock on the grant date. The annual RSU award vests in full on the first anniversary of the grant date, subject to the director’s continued service through such vesting date.

We also reimburse each of our directors for reasonable travel and other related expenses incurred to attend board and committee meetings.

Deferred Compensation Plan

Pursuant to the Taylor Morrison Home Corporation Non-Employee Director Deferred Compensation Plan (the “Director Plan”), non-employee directors may, for any calendar year, irrevocably elect to defer (i) receipt of shares of our Class A common stock the director would have received upon vesting of RSUs granted as an annual equity award and (ii) receipt of all or a portion of their cash compensation earned for their service on our board of directors, in each case, in the form of unfunded deferred stock units (“DSUs”) under the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan (as amended and restated from time to time, the “2013 Omnibus Plan”). The purpose of the Director Plan is to enhance our ability to attract and retain non-employee directors with training, experience and ability who will promote our interests and to directly align the interests of such non-employee directors with the interests of our stockholders. DSUs in respect of deferred equity awards are subject to the same vesting conditions as RSUs granted as annual equity awards and vest in full on the first anniversary of the date the RSUs are granted, subject to the director’s continued service on such vesting date. DSUs in respect of the director’s deferred cash compensation are fully vested as of the grant date and settle in a number of shares of our Class A common stock equal to the amount of cash compensation deferred divided by the closing price of our Class A common stock on the date the cash compensation is deferred. DSUs and dividend equivalents thereon have no voting rights until the Class A common stock underlying such DSUs are delivered and are settled in shares of Class A common stock upon the earlier of a separation from service or a change in control.

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DIRECTOR COMPENSATION

Stock Retention Policy

Our board of directors has adopted a stock retention policy that requires non-employee directors to own shares of our Class A common stock having an aggregate value no less than three times such director’s annual cash retainer. Generally, non-employee directors must achieve the required minimum retention level within three years from the date of their election to our board of directors, however, with respect to our non-employee directors who were serving as of August 27, 2015, such directors will have until August 27, 2018 to achieve the required minimum retention level.

2017 Director Compensation Table

The following table summarizes the compensation earned by, or awarded or paid to, those of our directors who, for the year ended December 31, 2017, were compensated for their service as directors. None of our other directors (i.e., those not in the table) earned, were awarded or were paid any compensation from us for the year ended December 31, 2017, for their service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Timothy R. Eller	47,917	219,366	267,283
James Henry	105,000	130,000	235,000
Peter Lane	102,083	130,000	232,083
Anne L. Mariucci	75,000	130,000	205,000
David C. Merritt	75,000	130,000	205,000

(1)

All non-employee directors received in 2017 an annual cash retainer of $65,000. Mr. Henry received an additional annual cash retainer of $40,000 for his service as the chairman of our audit committee. Mr. Lane received an additional cash annual retainer of $10,000 for his service as the chairman of our nominating and corporate governance committee and prorated annual retainer fees for serving as our lead independent director and as a member of the compensation committee for part of 2017. Ms. Mariucci and Mr. Merritt each received an additional annual cash retainer of $10,000 for their audit committee service.

Mr. Lane elected to defer all of his cash retainer under the Director Plan for 2017 and received awards of DSUs in March 2017, June 2017, September 2017 and December 2017 covering, in the aggregate, 3,863 shares of our Class A common stock (which number of DSUs represents, in the aggregate, each quarterly cash payment of Mr. Lane’s annual retainer fee divided by the closing price of our Class A common stock reported on the NYSE on the applicable payment date). The value of these DSUs is included in this column. These DSUs are not reflected in a separate column in the table. Mr. Lane will receive one final DSU award at the end of the first quarter of 2018 with respect to his 2017 cash retainer fees.

As chairman of our board of directors for a portion of 2017, Mr. Eller was eligible to receive an additional annual cash retainer of $50,000. Mr. Eller retired as a director effective as of May 31, 2017, the date of our 2017 Annual Meeting. The amount reported in this column for Mr. Eller reflects the prorated cash retainer that he was entitled to receive in respect of his director and chairman service during fiscal 2017.

(2)

On May 31, 2017, each of Mr. Henry and Ms. Mariucci received an annual equity grant of 5,591 RSUs, each valued at $23.25 per share, which was the closing sale price of our Class A common stock on the date of grant. The amount in this column reflects the aggregate grant date fair value of the award calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Messrs. Lane and Merritt each elected to defer all of his 2017 annual RSU awards under the Director Plan and, instead, each received an annual equity grant of 5,591 DSUs valued at $23.25 per share, which was the closing sale price of our Class A common stock on the date of grant. The amount in this column reflects the aggregate grant date fair value of the RSU award calculated in accordance with FASB ASC 718.

The amount reported for Mr. Eller represents the incremental fair value recognized under FASB ASC Topic 718 in connection with our accelerating the vesting of his remaining New TMM Units (and a corresponding number of shares of our Class B common stock) in connection with his retirement from our board of directors (see also footnote 3(a) below).

(3)

As of December 31, 2017, the aggregate number of outstanding options, RSUs, DSUs and New TMM Units (and a corresponding number of shares of our Class B common stock), in each case as described below, subject to awards outstanding held by each of the our non-employee directors were as set forth in the table below. As described below under “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—New TMM Units and Holding Vehicle Performance Units,” each New TMM Unit is paired with a share of our Class B common stock. There are no voting rights associated with the New TMM Units, whether vested or unvested, but each share of Class B common stock carries one vote, including both vested and unvested shares of Class B common stock.

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DIRECTOR COMPENSATION

Name	Options (#)	RSUs (#)	DSUs (#)	New TMM Units (#)
Timothy R. Eller(a)	—	—	—	63,695
James Henry	11,364	5,591	—	—
Peter Lane(b)	—	—	24,863	31,848
Anne L. Mariucci	9,960	5,591	—	—
David C. Merritt(c)	12,525	—	20,971	—

(a)

Prior to our IPO, Mr. Eller held equity in our business that was subject to service-based vesting conditions, under which Mr. Eller vested in 20% of his award on June 29 of each of 2013 through 2017. As part of the reorganization transactions that occurred in connection with our IPO, he received New TMM Units. The New TMM Units figure in the table represents the total number of New TMM Units (and a corresponding number of shares of our Class B common stock) held by Mr. Eller. As of his May 31, 2017 retirement from our board of directors, all of these New TMM Units (and a corresponding number of shares of our Class B common stock) were vested. In connection with his retirement from our board of directors, we accelerated the vesting of his remaining 12,739 New TMM Units (and a corresponding number of shares of our Class B common stock), which were scheduled to vest on June 29, 2017.

(b)

Prior to our IPO, Mr. Lane held equity in our business that was subject to service-based vesting conditions, under which Mr. Lane vested in 20% of his award on June 29 of each of 2013 through 2017. As part of the reorganization transactions that occurred in our IPO, he received New TMM Units. The New TMM Units figure in the table represents the total number of New TMM Units (and a corresponding number of shares of our Class B common stock) held by Mr. Lane. As of December 31, 2017, all of these New TMM Units (and a corresponding number of shares of our Class B common stock) were vested. Of the DSUs reported for Mr. Lane, 5,591 were unvested as of December 31, 2017.

(c)	Of the DSUs reported for Mr. Merritt, 5,591 were unvested as of December 31, 2017.

Looking Ahead—2018 Non-Employee Director Compensation

For 2018, our non-employee directors’ base annual cash retainer and the value of their annual RSU grant remained unchanged, however, we made the following changes with respect to the annual cash fee portion of our non-employee directors’ annual compensation package:

•

The annual cash retainer for the chairman of our nominating and corporate governance committee was increased from $10,000 to $20,000, and the other members of our nominating and corporate governance committee will receive an additional $10,000 annual cash retainer.

•	The chairman of our compensation committee will receive an additional $30,000 annual cash retainer.

18 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

EXECUTIVE OFFICERS

Executive Officers

The executive officers of the Company as of the date hereof are listed below.

Name	Age	Position
Sheryl D. Palmer	56	President, Chief Executive Officer and Chairman of the Board of Directors
C. David Cone	46	Executive Vice President and Chief Financial Officer
Darrell C. Sherman	53	Executive Vice President, Chief Legal Officer and Secretary

SHERYL D. PALMER

Ms. Palmer became our predecessor’s President and Chief Executive Officer and a member of its board of directors in August 2007 after previously serving as Executive Vice President for the West Region of Morrison Homes. She has also served as our Chairman of the Board since May 2017. Her previous experience includes senior leadership roles at Blackhawk Corp. and Pulte Homes/Del Webb Corporation, each homebuilders and developers of retirement communities, where she last held the title of Nevada Area President at Pulte/Del Webb Corporation and Division President at Blackhawk Corp. Ms. Palmer brings over 30 years of cross-functional building experience to her position, including leadership in land acquisition, sales and marketing, development and operations management. In addition to her employment with the Company, Ms. Palmer currently serves as a member of the board of directors and the audit and compensation committees of Interface, Inc., a leading publicly traded global manufacturer of modular carpet, and as a member of the board of directors and executive committee of HomeAid America, a national non-profit that works with the local building industry to build and renovate multi-unit shelters for homeless families.

C. DAVID CONE

Mr. Cone is our Executive Vice President and Chief Financial Officer and has served as Chief Financial Officer since October 2012. During the nine years prior to joining Taylor Morrison, Mr. Cone held various positions at PetSmart, Inc., a pet supply and service company, serving as Vice President of Financial Planning and Analysis in 2012, Vice President of Investor Relations and Treasury from 2008 to 2011, and Vice President of Finance from 2007 to 2008. Prior to his tenure at PetSmart, Mr. Cone was employed at AdvancePCS, a prescription benefit plan administrator, and PricewaterhouseCoopers, an accounting firm. Mr. Cone currently serves as a member of the board of directors of Urbi Desarrollos Urbanos S.A.B. de C.V., a Mexican homebuilder focused on first time and move-up buyers in Mexico. Mr. Cone holds a degree in business economics from the University of California at Santa Barbara.

DARRELL C. SHERMAN

Mr. Sherman is our Executive Vice President, Chief Legal Officer and Secretary and has served as chief counsel to the Company since June 2009. Mr. Sherman has over 20 years of experience in the homebuilding industry, having served in senior legal roles at Centex Homes and Pulte Homes/Del Webb Corporation. Prior to joining the homebuilding industry, Mr. Sherman was a finance and real estate lawyer at Snell & Wilmer L.L.P., a law firm headquartered in Phoenix, Arizona. He also served as an Administrative Law Judge appointed by Arizona Governor Fife Symington, hearing appeals from the Arizona Department of Environmental Quality, as an Adjunct Professor at the ASU MBA Program, and as a member of the U.S. Senate Judicial Advisory Committee, recommending the appointment of U.S. District Court judges. He holds a B.A. in Economics with university honors and a J.D., both from Brigham Young University, where he was a member of the BYU Law Review. He is a member of the State Bar of Arizona and the American Bar Association and is admitted to the Arizona and U.S. Supreme Courts.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This compensation discussion and analysis discusses our executive compensation programs for our named executive officers for our fiscal year ending December 31, 2017, and includes a discussion of our compensation objectives and philosophy and the material elements of compensation earned by, or awarded or paid to, our named executive officers in the year. This section also describes processes we use in reaching compensation decisions and is intended to provide context for understanding the amounts in the tabular disclosure that follows. We have also highlighted our corporate results in 2017 and how these results led to the executive compensation we paid for the year. In addition, we highlight key attributes of our compensation programs for our named executive officers.

We delivered solid results in 2017 as compared to 2016, as evidenced by:

•	GAAP home closings gross margin, inclusive of capitalized interest, was 18.6%, an improvement of 40 basis points;

•	Net sales orders increased 12% to 8,397;

•	Total revenue increased 9% to $3.9 billion;

•	Home closings increased 9% to 8,032;

•	Sales order backlog increased 12% to 3,496; and

•	Sales per outlet were 2.4, a 20% increase.

Consistent with the pay-for-performance and stockholder alignment focuses of our compensation objectives and philosophy, which are discussed in further detail below in this compensation discussion and analysis, our compensation programs for 2017 have the following attributes:

•	A balanced mix of short-term cash compensation and long-term equity-based compensation;

•	Forfeiture of equity awards upon violation of certain post-employment restrictive covenants;

•	Use of multiple performance measures with no guaranteed incentive payouts;

•	Limitations on the amount of awards that can be made under our equity incentive plans;

•	Consideration of external market data and use of an independent compensation consultant when designing compensation programs;

•

An anti-hedging policy applicable to all employees (including our executive officers and directors) that prohibits purchases of our stock on margin, calls or similar options on our stock, or selling our stock short;

•	An appropriate level of severance protection to ensure continuity of service;

•	No single-trigger change in control features in any of our programs;

•	No gross ups for any excise or other penalty taxes related to compensation paid;

•	Clawback of certain cash and equity incentive compensation; and

•	A modest use of perquisites, which do not make up a material portion of the compensation and benefits provided to our named executive officers.

Prior Year’s Annual Meeting of Stockholders—Advisory Vote to Approve the Compensation of our Named Executive Officers

At our 2017 annual meeting of stockholders, approximately 98% of the shares voted (including those of our Former Principal Equityholders and our other stockholders) were cast in favor of the 2016 compensation of our named executive officers and our compensation philosophy, policies and practices. We were pleased to receive this strong support and took it into account as part of our annual analysis of the effectiveness of our compensation program for our named executive officers.

We recognize that the business and executive compensation environments continue to evolve, and we are committed to having compensation programs and practices that support our business objectives, promote good corporate governance and align executive pay with our performance. The compensation committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation programs. See “Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)” for additional information.

20 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Contents

This compensation discussion and analysis discusses the following:

•	Our Named Executive Officers for 2017

•	Compensation Objectives and Philosophy

•	Establishing and Evaluating Executive Compensation

•	Key Elements of Executive Compensation Program

•	Other Program Attributes

•	Looking Ahead—2018 Compensation

Our Named Executive Officers for 2017

Our named executive officers for 2017 are(1):

President, Chief Executive Officer and Chairman of the Board	Sheryl D. Palmer
Executive Vice President and Chief Financial Officer	C. David Cone
Executive Vice President, Chief Legal Officer and Secretary	Darrell C. Sherman

(1)

Our business is conducted through several operating companies indirectly held by TMHC. Our named executive officers hold officer positions at these operating companies as well as at TMHC. The partnerships through which TMHC owns the operating companies, TMM Holdings II Limited Partnership (“New TMM”) and TMM Holdings Limited Partnership (“TMM”), generally do not have executive officers.

Compensation Objectives and Philosophy

Our compensation program reflects our philosophy to pay all of our executives, including our named executive officers, in ways that support our primary objectives of:

•	Encouraging a results-driven culture through a pay-for-performance structure;

•

Balancing long-term and short-term compensation and cash and equity-based compensation to ensure our executives are focused on the appropriate short-term financial budget goals and long-term strategic objectives;

•	Aligning executives’ interests with stockholder interests in creating long-term value for our stockholders;

•	Attracting, retaining and motivating key talent; and

•	Aligning total compensation levels with those paid by our direct competitors in the homebuilding sector as well as companies of comparable size and scope in other industries.

Our compensation structure is centered on a pay-for-performance philosophy, and this pay-for-performance focus is designed to align the interests of our executives and our stockholders, motivate our executives to achieve our targeted financial and other performance objectives and reward them for their achievements when those objectives are met. To help achieve these objectives, a significant portion of our executive officers’ compensation is at-risk and provided in the form of variable or performance-based compensation with upside potential for strong performance, as well as downside exposure for underperformance. We believe this is appropriate given our executive officers’ ability to influence our overall performance.

We recognize the need for both short- and long-term incentives to retain talent and encourage both short- and long-term performance. To that end, we seek to provide a balance between short-term and long-term incentives, as well as between cash compensation and equity-based compensation, which encourages a focus on long-term strategic objectives by linking compensation to the satisfaction of our long-term performance goals. Having a long-term compensation component is also consistent with the long-term horizon inherent in the homebuilding industry for the realization of revenue from any specific development project. In light of such objectives, we have determined that a significant portion of total compensation would be delivered in the form of long-term equity-based compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

The overall level of total compensation for our executive officers is intended to be reasonable in relation to and competitive with the compensation paid by similarly situated peer leaders in the homebuilding industry, subject to variation for factors such as the individual’s experience, performance, duties, scope of responsibility, prior contributions and future potential contributions to our business. With these principles in mind, we structure our compensation program as a competitive total pay package, which we believe allows us to attract, retain and motivate executives with the skill and knowledge we require and ensure the stability of our management team, which is vital to the success of our business. However, in setting named executive officer compensation levels, we do not have a policy of setting compensation levels within a fixed range of benchmarks of our peer companies.

Establishing and Evaluating Executive Compensation

Role of the Independent Compensation Consultant

The compensation committee has retained Exequity LLP, which provides the compensation committee with market data on executive compensation levels and practices at our selected competitors and also advises on trends and best practices in the areas of executive compensation and governance, assists the compensation committee in its review and evaluation of our compensation policies and practices, reviews our compensation discussion and analysis and also provides independent advice on director compensation. Exequity LLP is a nationally recognized independent provider of executive compensation advisory services. Exequity LLP does not provide other services to us, except at the direction of the compensation committee. We do not have any other relationships with Exequity LLP, and the compensation committee has determined that Exequity LLP is independent and the work it performed in 2017 raised no conflict of interest. The compensation committee has the sole authority to retain or terminate advisors to the compensation committee that assist in the evaluation of the compensation to our named executive officers and directors.

Process—Role of Officers and Compensation Committee

The compensation committee is responsible for all compensation decisions for our executive officers. Our Chief People Officer works with Ms. Palmer and the Chairman of the compensation committee to establish compensation committee meeting agendas and provide various types of information, including interim progress against performance targets, information about other homebuilding companies or other topics requested by the compensation committee to assist the compensation committee in making its decisions.

The compensation committee, after consultation with Ms. Palmer as to executive officers other than herself, reviews and determines base salary, annual cash incentive bonuses and long-term incentive compensation levels for each executive officer. Ms. Palmer recommends to the compensation committee annual cash incentive bonus performance targets for our executive officers (other than herself) and evaluates actual performance relative to those targets. The compensation committee, after taking into account Ms. Palmer’s recommendations, reviews and approves for each executive officer the annual base salary, annual bonus performance targets, the amount of annual bonuses payable to each executive officer based on achievement of annual performance targets and long-term incentive compensation awards. Ms. Palmer’s compensation levels are established by the compensation committee in its sole discretion. Ms. Palmer does not have any role or authority in determining her own compensation.

Process—Factors Considered in Setting Compensation

The compensation committee believes that compensation decisions for our named executive officers are complex and require consideration of many factors, including the overall competitive market environment, industry compensation levels, the officer’s individual performance and the Company’s performance.

Market Data (Competitors and General Industry). As mentioned above, the compensation committee does not set compensation levels for our named executive officers within a fixed range of benchmarks of our peer companies; however, the compensation committee reviews such peer company information and market data to better assess the range of compensation needed to attract, retain and motivate executive talent in our highly competitive industry. Further, in establishing compensation packages for our named executive officers, the compensation committee reviews and considers the compensation levels of executives at public homebuilding companies as a factor, among other factors, in establishing targeted compensation. This review covers compensation data for a group of our competitors within the homebuilding industry (as available in such companies’ public filings) and the most directly relevant published survey sources available with respect to all direct pay elements, including salary, cash incentives and equity.

22 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

In connection with setting compensation, the compensation committee reviews data from the annual proxy statements of publicly traded homebuilders, as well as data from other published compensation survey sources, including FMI and Equilar, for compensation levels and trends as well as data on pay for executives and uses such information to guide its decisions. In 2017 the compensation committee reviewed compensation data at the following 12 publicly traded homebuilding companies (our “peer group”) in connection with setting compensation for Ms. Palmer and Messrs. Cone and Sherman:

• PulteGroup Inc.	• Toll Brothers, Inc.	• Meritage Homes Corporation

• D.R. Horton, Inc.	• KB Home	• M.D.C. Holdings Inc.

• Lennar Corporation	• Hovnanian Enterprises, Inc.	• Beazer Homes USA Inc.

• NVR, Inc.	• CalAtlantic Group, Inc.	• M/I Homes, Inc.

In 2018, two of the companies in our peer group, CalAtlantic Group, Inc. and Lennar Corporation, completed a merger with the surviving company being Lennar Corporation. As a result of this merger, our peer group has been reduced from 12 publicly traded homebuilding companies to 11.

Individual Performance. As mentioned above, in addition to considering market data, the compensation committee considers each executive officer’s individual performance in determining executive compensation levels, including the nature and scope of the executive’s responsibilities and the executive’s prior performance and expected future contributions. The compensation committee’s review of individual performance is general and subjective in nature and specific individual performance goals (such as goals tied to an officer’s job function, role or personal performance) are not systematically established or measured.

Company Performance. The compensation committee also considers the Company’s performance, financial plans and budget in setting executive officer compensation levels for any given year taking into account general economic challenges as well as any specific challenges facing our business.

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COMPENSATION DISCUSSION AND ANALYSIS

Key Elements of Executive Compensation Program

The primary elements of our compensation structure are base salary, annual cash incentive bonuses, long-term equity-based incentive awards and certain employee benefits and perquisites. A brief description of, objectives of, and any changes in 2017 to each principal element of our executive compensation program for 2017 are summarized in the following table and described in more detail below.

Key Compensation Program Elements — Overview

Compensation Element	Brief Description	Objectives	Changes in 2017
Base Salary	Fixed compensation	Provide a competitive, fixed level of cash compensation to attract and retain talented and skilled executives	Base salary increases were effective as of April 2, 2017 and were provided to our named executive officers as follows: Mr. Sherman—approximately 2.4%. There was no change to Ms. Palmer’s or Mr. Cone’s base salaries for 2017.

Annual Cash Incentive Bonuses	Variable, performance-based cash compensation earned based on achieving pre-established annual goals	Motivate executives to achieve or exceed our current-year financial goals and reward them for their achievements Aid in retention of key executives in a highly competitive market for talent

There were no changes to the bonus targets as a percentage of base salary for Ms. Palmer or Mr. Cone for 2017. Mr. Sherman’s target bonus percentage was increased from 125% to 145% of his base salary paid in 2017.

Performance goals and attainment percentage levels were updated in light of our short-term and long-term strategic objectives as discussed below.

Long-Term Incentives — Equity Based	Variable, equity-based compensation to promote achievement of longer-term goals

Align executives’ interests with those of our stockholders and encourage executive decision-making that maximizes growth and value creation over the long-term

Aid in retention of key executives and ensure continuity of management in a highly competitive market for talent

There was no change in the mix of our annual equity awards granted to our executive officers: 25% are service-based vesting stock options, 25% are service-based vesting RSUs and 50% are performance-based vesting RSUs. Mr. Sherman’s target equity award opportunity was increased from 125% to 150% of his base salary.

Employee Benefits and Perquisites (discussed below under “Other Program Attributes”)

Participation in all broad-based employee health and welfare programs and retirement plans

Employee benefits vary based on individual elections; auto allowance and certain commuting expense reimbursements are the only perquisites provided to our named executive officers

		Aid in retention of key executives in a highly competitive market for talent by providing overall benefits package competitive with industry peers	None.

Base Salary

The base salary component of executive officer compensation is intended to provide a competitive, stable level of minimum compensation to each officer commensurate with the executive’s role, experience and duties. The

24 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

compensation committee annually reviews and approves base salaries for our executive officers based on several factors, including the individual’s experience, responsibilities, performance, expected future contribution, our expected financial performance and salaries of similarly situated executives of our public peers in the homebuilding industry and in the general industry.

Based on an evaluation of the foregoing factors, our desire to reward and retain the key executives who we believe are instrumental to our success, and the competitiveness of base salaries against peer and market data, the compensation committee, in consultation with Ms. Palmer (except as to her own compensation), determined that named executive officer base salaries effective as of April 2, 2017, would be as follows:

Name	2016 Annual Base Salary	2017 Annual Base Salary	Percentage Increase
Sheryl D. Palmer	$1,000,000	$1,000,000	0.0%
C. David Cone	$525,000	$525,000	0.0%
Darrell C. Sherman	$425,000	$435,000	2.4%

Mr. Sherman’s salary was increased as part of our annual review and the increase reflects our belief that Mr. Sherman’s long-tenured industry experience and continuing strong performance in driving results merited a salary increase.

Annual Cash Incentive Bonuses

The second component of executive officer compensation is annual cash incentive bonuses based on Company performance. Tying a portion of total compensation to annual Company performance permits us to adjust the performance measures each year to reflect changing objectives and those that may be of special importance for a particular year. Through this program, we seek to provide an appropriate amount of pre-established short-term cash compensation that is at-risk and tied to the achievement of certain short-term performance goals.

Target Amounts. Target annual cash incentive bonus opportunities for 2017 for Ms. Palmer and Mr. Cone remain unchanged from 2016. The compensation committee determined, following a review of peer data, that it was appropriate to increase Mr. Sherman’s target annual cash incentive bonus opportunity from 125% to 145% of his base salary paid in 2017 in order for his annual bonus opportunity to remain competitive with industry standards and in consideration of his overall performance and compensation. For 2017, the target annual cash incentive bonuses set by the compensation committee for each of our named executive officers were as follows:

Name	2017 Target Annual Bonus as a Percentage of Base Salary Paid in 2017
Sheryl D. Palmer	150%
C. David Cone	145%
Darrell C. Sherman	145%

The actual 2017 annual cash incentive bonus amounts were calculated based on a combination of objective performance measures and using the following formula:

2017 Base Salary Paid	x	Target Bonus Percentage	x	Actual Attainment Percentage	=	Bonus Payout

Our “Actual Attainment Percentage” is an aggregated measure of the attainment of specific financial and operational performance goals for the Company as a whole expressed in the table below as a percentage. These performance goals are based on corporate and business objectives and are not tied to individual performance. To determine the Actual Attainment Percentage, specific criteria and corresponding goals are set for each officer. Each goal (1) has an associated “threshold” and “target” percentage attainment level and includes a “stretch” percentage attainment level, with straight-line interpolation for attainment between levels, and (2) is weighted to reflect the compensation committee’s assessment of the goal’s importance in relation to our overall business objectives. Specifically, the percentage attainment of each goal is applied to the weighting factor (itself a percentage), and these numbers are totaled to set the Actual Attainment Percentage.

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COMPENSATION DISCUSSION AND ANALYSIS

Establishing Performance Goals for 2017 Annual Bonus Plan. The compensation committee established bonus plan goals for 2017. The target payout level was designed to be achievable with strong management performance and the stretch level was designed to encourage and reward our named executive officers for outstanding performance.

The approach to goal setting for 2017 bonuses involved a process of reviewing, among other things, our prior year’s financial performance and our short-term and long-term strategic objectives. We also took into account the need for setting goals that are challenging yet reasonably achievable so as to provide a competitive pay package necessary for the retention of our talent.

Achievement of Corporate Performance Goals. The 2017 bonus program performance goals applicable to Ms. Palmer, Mr. Cone and Mr. Sherman were based 100% on total Company performance. The applicable corporate performance goals were as follows:

Corporate Performance
Performance Goals	Weight	Threshold	Target	Stretch	Actual Attainment	Actual Attainment Percentage
Attainment level percentage		50%	100%	200%
Earnings Per Share (“EPS”)(1)	20%	$1.80	$2.00	$2.20	$2.02	108.76%
Attainment level percentage		50%	100%	150%
EBT Percentage (“EBT”)(2)	40%	8.6%	9.1%	9.6%	9.29%	119.01%
Attainment level percentage		50%	100%	150%
Return on Net Assets (“RONA”)(3)	40%	10.5%	12.5%	14.0%	13.10%	119.95%
Total (Actual Attainment Percentage)	100%					117.34%

(1)

EPS is as reported in our financial statements, adjusted to remove the effects of costs and charges related to (i) changes in ownership of, or sales of our equity by, our Former Principal Equityholders, (ii) effects of any changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in losses of deferred tax assets, and (iii) any other specific, unusual, or nonrecurring events. For fiscal 2017, EPS was adjusted for the impact of 2017 tax reform, the impact of hurricanes Harvey and Irma and the effect of administrative expenses associated with the sale of equity by our Former Principal Equityholders (collectively, the “2017 Adjustments”).

(2)

EBT is equal to the quotient of (x) our earnings before taxes in fiscal 2017, divided by (y) our total revenues in fiscal 2017, adjusted to remove the effects of costs and charges related to (i) changes in ownership of, or sales of our equity by, our Former Principal Equityholders, (ii) effects of any changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in losses of deferred tax assets, and (iii) any other specific, unusual, or nonrecurring events. For fiscal 2017, EBT was also adjusted for the 2017 Adjustments.

(3)

RONA is equal to the quotient of (x) our net income from continuing operations in fiscal 2017, divided by (y) our net average assets in fiscal 2017 (using our net asset balances (i.e., total assets less cash and less total liabilities) at the beginning and end of fiscal 2017), adjusted to remove the effects of costs and charges related to (i) changes in ownership of, or sales of our equity by, our Former Principal Equityholders, (ii) effects of any changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results, including such changes that result in losses of deferred tax assets, and (iii) any other specific, unusual, or nonrecurring events. For fiscal 2017, RONA was also adjusted for the 2017 Adjustments.

We selected each performance goal in order to target performance across multiple levels of our business. EPS and EBT targets encourage our executives to drive earnings and shareholder return, while a RONA target encourages focus on our returns and efficient use of our assets and resources while also driving earnings.

Based on actual achievement, the cash incentive bonuses approved for our named executive officers for 2017 were as follows: Ms. Palmer—$1,760,100, Mr. Cone—$893,251, and Mr. Sherman—$735,542 (each of which are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table, below).

Long-Term Incentives—Equity Based

Philosophy. As mentioned above, we believe that equity awards are an important component of our executive compensation program. Equity compensation aligns our executives’ and stockholders’ interests by linking rewards with achievement of return to our stockholders based on our long-term growth plan. Our equity compensation program is designed to foster a long-term commitment to us by our named executive officers, provide a balance to the short-term cash components of our compensation program and reinforce our pay-for-performance structure.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview. Equity-based compensation awards to our named executive officers in 2017 consisted of the following:

•

Options to purchase our Class A common stock, upon satisfaction of service-based vesting conditions, granted under the 2013 Omnibus Plan. Options are intended to reward absolute stock appreciation and have no value unless the Company’s stock price increases above the stock price on the grant date;

•

Service-vesting RSUs, representing the right to receive, upon satisfaction of service-based vesting conditions, shares of our Class A common stock, granted under the 2013 Omnibus Plan. The ultimate value of RSUs is tied to the future value of the Company’s stock price at future service-vesting dates, providing alignment with stockholder expectations for value creation over time. We also believe that service-vesting RSUs provide a strong retention device for our key leaders; and

•

Performance-vesting RSUs, representing the right to receive, upon satisfaction of performance conditions, shares of our Class A common stock, granted under the 2013 Omnibus Plan. These conditional RSUs may only be earned if the Company successfully executes on multi-year performance objectives.

In addition to the foregoing, members of management, including our named executive officers, hold equity-based awards that were granted prior to our IPO and that entitle the holder to distributions and, in specified circumstances, to exchange such equity for shares of our Class A common stock. See “—New TMM Units and Holding Vehicle Performance Units.”

A more detailed discussion of the terms of these interests follows.

Equity Awards

All equity awards issued to our named executive officers since our IPO have been made pursuant to the terms of the 2013 Omnibus Plan. Awards granted under the 2013 Omnibus Plan are subject to the terms and conditions established by the compensation committee in the applicable award agreement and need not be the same for each participant. To date, all stock options granted under the 2013 Omnibus Plan have a term of ten years. Generally, equity awards are granted to our eligible employees, including our named executive officers, in connection with our annual award process. Equity awards are made in accordance with our Policy and Procedures for the Granting of Equity-Based Compensation Awards, which provides, among other things, that annual equity awards to our executive officers and senior corporate management team be made in the first quarter of the year, shortly following the public release of our annual earnings.

2017 Equity Awards

The compensation committee determined that, like 2016, the annual equity grant for 2017 should include a mix of options and RSUs, a portion of which are subject to service-based vesting conditions and a portion of which are subject to performance-based vesting conditions.

In February 2017, the compensation committee approved annual equity awards for our employees, including our named executive officers. Based on recommendations from Exequity LLP, the compensation committee’s independent compensation consultant, reviewing compensation best practices of public companies generally, reviewing compensation practices of our peer group, and consideration of other factors deemed appropriate, the compensation committee decided to grant long-term incentive equity awards for 2017 as follows: 50% of the annual grant was awarded in the form of performance-based vesting RSUs (“Performance RSUs”), half of which vest based on the Company’s relative total shareholder return (“TSR”), and half of which vest based on the Company’s RONA, each as described below; 25% of the annual grant was awarded in the form of service-based vesting RSUs (“Service-based RSUs”); and 25% of the annual grant was awarded in the form of service-based vesting nonqualified stock options. In making its determination, our compensation committee acknowledged that, while the mix of equity awards remains highly performance based, at the same time the mix also provides retention strength.

The Performance RSUs are eligible to vest based on performance over a three-year period, and will be payable (or settled) in shares of our Class A common stock as soon as practicable following the date that the compensation committee determines and certifies the applicable level of performance achieved, subject to continued employment through such certification date. Dividend equivalents accrue on Performance RSUs if extraordinary dividends are declared and paid on our Class A common stock during the performance period, if so determined by the compensation committee, which dividend equivalents vest and are payable only on the number of Performance RSUs actually vested.

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COMPENSATION DISCUSSION AND ANALYSIS

Performance RSUs based on a TSR performance goal are eligible to vest based upon our achievement of a TSR that compares favorably against our peer group over a three-year performance period beginning on January 1, 2017 and ending on December 31, 2019, subject to the named executive officer’s continued employment through the date that the compensation committee determines and certifies the applicable level of performance achieved. The levels of relative TSR performance that will result in an award of the “threshold,” “target,” or “maximum” number of shares under these Performance RSUs are as shown in the following table, with linear interpolation used in the event that the actual results do not fall directly on one of the performance levels. If relative TSR performance is below the threshold, no shares will vest. The maximum performance level is limited to 100% of target if the relative TSR for the performance period is negative.

Performance Level	Three-Year Relative TSR Performance Goals	Attainment Percentage(1)
Threshold	35th Percentile	50%
Target	55th Percentile	100%
Maximum	75th Percentile	150%

(1)	Number of shares earned is calculated by multiplying the attainment percentage by the target number of shares subject to award.

The compensation committee selected relative TSR as a performance measure to align the compensation of the executive officers with the interests of our stockholders, to encourage our executives to achieve Company out performance relative to the Company’s peers and to balance the emphasis on Company-focused measures and the absolute stock price performance that correlates to stock option value and value of service-vesting RSUs. The Performance RSUs that vest based on our relative TSR will be payable in shares of our Class A common stock to further align the compensation of the named executive officers with the interests of our stockholders.

Performance RSUs based on a RONA performance goal are eligible to vest based upon our achievement of RONA over a three-year performance period beginning on January 1, 2017 and ending on December 31, 2019, subject to the named executive officer’s continued employment through the date that the compensation committee determines and certifies the applicable level of performance achieved. RONA for this purpose is calculated in the same manner as described above under “Annual Cash Incentive Bonuses–Achievement of Corporate Performance Goals,” based on our net asset balances (i.e., total assets less cash and less total liabilities) at the beginning and end of fiscal 2019 and our fiscal 2019 net income from continuing operations. The levels of RONA performance that will result in an award of the “threshold,” “target,” or “maximum” number of shares under these Performance RSUs are as shown in the following table, with linear interpolation used in the event that the actual results do not fall directly on one of the performance levels. If RONA is below the threshold, no shares will vest.

Performance Level	Three-Year RONA Performance Goal	Attainment Percentage(1)
Threshold	14%	50%
Target	16%	100%
Maximum	18%	150%

(1)	Number of shares earned is calculated by multiplying the attainment percentage by the target number of shares subject to award.

The compensation committee selected RONA as a performance measure to encourage focus on our returns and efficient use of our assets and resources while also driving earnings. The Performance RSUs that vest based on our RONA will be payable in shares of our Class A common stock to further align the compensation of the named executive officers with the interests of our stockholders.

The compensation committee selected these two performance measures, relative TSR and RONA, for our 2017 long-term incentive program as it believes they best align with our current stockholder interests of strong returns and increased profitability per share. Additionally, the two metrics are assessed from both relative and absolute measurement approaches, thereby providing an internal and external performance perspective. Finally, the measures assess performance on a cumulative basis over three years, linking compensation opportunity to performance over an extended period.

The Service-based RSUs granted as part of the 2017 long-term incentive compensation program vest over a four-year period, with 33 1/3% of the grant vesting on each of the second, third, and fourth anniversaries of the grant date,

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COMPENSATION DISCUSSION AND ANALYSIS

subject to continued employment through the applicable vesting date, and will be payable in shares of our Class A common stock. Dividend equivalents accrue on Service-based RSUs if extraordinary dividends are declared and paid on our Class A common stock during the vesting period, if so determined by the compensation committee, which dividend equivalents vest and are payable only on the number of Service-based RSUs actually vested.

The nonqualified stock options granted as part of the 2017 long-term incentive compensation program vest over a four-year period, with 25% of the grant vesting on each of the first, second, third, and fourth anniversaries of the grant date, subject to continued employment through the applicable vesting date. Stock options are granted at an exercise price equal to the fair market value (the closing price on the NYSE) of our Class A common stock on the grant date.

The table below shows the long-term incentive award opportunities established by the compensation committee relating to the 2017 long-term incentive compensation program. The 2017 target award opportunities under our long-term incentive program did not change compared to 2016 for the named executive officers, other than for Mr. Sherman, whose target award opportunity was increased following a review of peer data by our compensation committee from 125% of base salary to 150% of base salary to remain competitive with industry standards. As with the increase in Mr. Sherman’s base salary and target annual cash incentive bonus opportunity, this increase also recognizes Mr. Sherman’s long-tenured industry experience and continuing strong performance in driving results.

Award Opportunity Under 2017 Long-Term Incentive Program

Name	Base Salary(1)	Target as % of Base Salary	Target Long-Term Incentive Opportunity
Sheryl D. Palmer	$1,000,000	350%	$3,500,000
C. David Cone	$525,000	200%	$1,050,000
Darrell C. Sherman	$425,000	150%	$637,500

(1)	Mr. Sherman’s target long-term incentive opportunity for 2017 was based on his base salary in effect prior to his base salary increase that took effect on April 2, 2017.

For further information on the 2017 long-term incentive awards granted to our named executive officers, see the Grants of Plan-Based Awards table.

Achievement of 2015 Performance RSU Goals

In fiscal 2015, as part of our first annual grant to our named executive officers following our IPO, we granted our named executive officers Performance RSUs, half of which vested based on an EPS goal, and the remaining half of which vested based on a relative TSR goal, each over a three-year performance period commencing on February 9, 2015 and ending on February 9, 2018. The applicable performance levels and payout factors (which, in the case of the EPS-based Performance RSUs, is interpolated on a linear basis for performance between performance levels) with respect to the 2015 Performance RSUs are summarized in the tables below:

Performance Level	2015 Performance RSU EPS Goal	Payout Factor
Threshold	$6.00	50%
Target	$6.50	75%
Maximum	$7.00	100%

Performance Level	2015 Performance RSU Relative TSR Goal(1)	Payout Factor
Threshold	33rd to 49th Percentile	50%
Target	50th to 62nd Percentile	100%
	63rd to 75th Percentile	125%
Maximum	Greater than 75th Percentile	150%

(1)	The maximum payout factor for the TSR-based Performance RSUs was limited to 100% if TSR for the performance period was negative.

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COMPENSATION DISCUSSION AND ANALYSIS

To determine the number of 2015 EPS-based Performance RSUs earned, the target number of RSUs is multiplied by the product of (i) 4/3 and (ii) the payout factor. To determine the number of 2015 TSR-based Performance RSUs earned, the target number of RSUs is multiplied by the payout factor.

In March 2018, our compensation committee certified our EPS and relative TSR for the February 9, 2015 to February 9, 2018, performance period, as follows: (i) our EPS was $5.52, resulting in a payout factor of 0%, and (ii) our relative TSR was in the 46th percentile, resulting in a payout factor of 50%. Based on these results, our named executive officers earned the number of Performance RSUs set forth in the following table:

Name	Target 2015 EPS-Based Performance RSUs	EPS Payout Factor	Earned EPS-Based Performance RSUs (Target * 4/3 * Payout Factor)	Target 2015 TSR-Based Performance RSUs	TSR Payout Factor	Earned TSR-Based Performance RSUs (Target * Payout Factor)
Sheryl D. Palmer	31,534	0%	0	42,045	50%	21,023
C. David Cone	6,908	0%	0	9,210	50%	4,605
Darrell C. Sherman	4,975	0%	0	6,633	50%	3,317

The 2015 Performance RSUs earned by our named executive officers were settled on March 9, 2018.

New TMM Units and Holding Vehicle Performance Units

Certain of our directors and executive officers hold New TMM Units (and a corresponding number of shares of our Class B common stock) and profits interests in the TPG Holding Vehicle and the Oaktree Holding Vehicle (such profits interests, collectively, the “Holding Vehicle Performance Units”) issued to them in connection with our IPO in 2013.

The New TMM Units were converted from profits interests in TMM granted before the IPO and were subject to service-based vesting conditions based on the original vesting schedule. The profits interests in the TPG Holding Vehicle were converted from profits interests in TMM granted before the IPO and vest based on the return received by such vehicle in respect of the New TMM Units it holds and with the original vesting terms continuing to apply. The profits interests in the Oaktree Holding Vehicle were converted from profits interests in TMM granted before the IPO and vest based on the return received by such vehicle in respect of the New TMM Units it holds and with the original vesting terms continuing to apply.

Both the vested and unvested New TMM Units and Holding Vehicle Performance Units are entitled to receive distributions, if any, from New TMM and/or the TPG and Oaktree Holding Vehicles, as applicable, but distributions (other than tax distributions) in respect of unvested New TMM Units are only delivered to the holder when, as, and if such units ultimately vest. The vesting and other terms applicable to the New TMM Units and Holding Vehicle Performance Units are contained in individual rollover award agreements and subject to the terms of the applicable plan documents.

Individuals who received New TMM Units in connection with our IPO also received a number of shares of our Class B common stock equal to the number of New TMM Units they received. Each share of Class B common stock paired with a New TMM Unit will be vested or unvested to the same extent as the New TMM Unit with which it is paired. There are no voting rights associated with the New TMM Units, whether vested or unvested, but each share of Class B common stock carries one vote, including both vested and unvested shares of Class B common stock. Once vested, holders may exchange their vested New TMM Units and the corresponding number of shares of our Class B common stock for shares of our Class A common stock on a one-for-one basis.

As of December 31, 2017, all of the New TMM Units held by our named executive officers were fully vested. In addition, fifty percent (50%) of our named executive officers’ Holding Vehicle Performance Units vested in November 2017 in connection with our Former Principal Equityholders achieving a cash return on their investments of at least 2.0x. The remaining 50% of our named executive officers’ Holding Vehicle Performance Units vested in January 2018, in connection with our Former Principal Equityholders achieving a cash return on their investments of at least 2.5x. See the “Option Exercises and Stock Vested” table below for further information regarding the New TMM Units and Holding Vehicle Performance Units that vested in fiscal 2017.

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Other Program Attributes

Equity Ownership; Anti-Hedging Policy

The compensation committee believes it is important for key members of our senior management team and directors to build and maintain a long-term ownership position in our Company, to further align their financial interests with those of our stockholders and to encourage the creation of long-term value. Our compensation structure for these individuals provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. During 2017, we did not have specific requirements or mandated levels of equity ownership for our executive officers because, in our view, our equity-based compensation programs and previously offered investment opportunities had resulted in management having a desirable level of direct ownership in our business. However, in March 2018 our board of directors adopted stock ownership and retention guidelines applicable to our executive officers. See “Stock Ownership & Retention Requirements—Executive Officers.”

We also have an anti-hedging policy in place that is applicable to all employees (including our executive officers and directors), prohibiting purchases of our stock on margin, calls or similar options on our stock, or selling our stock short. See “Director Compensation—Stock Retention Policy” for additional information relating to our equity ownership policy for non-employee directors.

Clawback Policies

Our equity-based awards provide that all vested equity-based awards will be forfeited by our executives automatically upon a breach by them of any of the post-employment restrictive covenants (e.g. non-competes) to which they are subject. The executive would also be responsible for damages suffered by us in connection with any such breach. We view this recovery of awards feature as a necessary element of our equity-based program as it deters competitive activities that would likely cause significant harm to our business.

In addition, if an equity plan participant receives an amount in excess of what should have been received under the terms of the award due to material noncompliance by the Company with any financial reporting requirement under the U.S. securities laws, any mistake in calculations or other administrative error, then the award will be cancelled with respect to any excess value, and the individual must promptly repay to us any such amount already received.

Under our bonus clawback policy, we may recover all or part of any incentive annual cash bonus compensation awarded or paid to these employees in the event that we determine that our financial results must be restated to correct an accounting error due to material financial restatement, where our board of directors determines that fraud or misconduct led to the need for such restatement and where cash bonuses paid for the years subject to restatement would have been materially lower.

In addition, we reserve the right to adopt any additional clawback policies as may be necessary to protect our compensation policies and objectives and as may be required by law.

Employee Benefits and Perquisites

We provide a number of benefit plans to all eligible employees, including our named executive officers. These benefits include programs such as medical, dental, life insurance, business travel accident insurance, short-and long-term disability coverage, a 401(k) defined contribution plan and home purchase rebate program providing employees with a 5.5% rebate on purchases of homes built by us.

Employees who have been with us since on or before December 31, 2010, including certain of our named executive officers, were eligible to accrue pension benefits under a cash balance pension plan, which was frozen to new accruals and participants as of December 31, 2010. Under this plan, prior to 2011, our predecessor contributed a specified percentage of each employee’s salary each quarter (generally based on the participant’s age) to the participant’s account balance, and employees vested in their accounts after five years of service. For further information on pension benefits for our named executive officers, see the “Pension Benefits” table.

Perquisites for our named executive officers are limited to monthly auto allowances and, solely for Ms. Palmer, certain commuting expenses for her travel from her residence in Las Vegas, Nevada to our offices in Scottsdale, Arizona. Auto allowances may be available to our other employees either in an executive role or those employees whose positions require regular driving for business as an essential job function. While perquisites help to provide competitive total

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COMPENSATION DISCUSSION AND ANALYSIS

compensation packages to the named executive officers in a cost-efficient manner by providing a benefit with a high perceived value at a relatively low cost, we do not generally view perquisites as a material component of our executive compensation program. In the future, we may provide additional or different perquisites or other personal benefits in limited circumstances, such as where we believe doing so is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective and for recruitment, motivation and/or retention purposes.

Employment Agreements, Severance Protection and Restrictive Covenant Agreements

Each of our named executive officers is party to an employment agreement with us, which specifies the terms of the individual’s employment including certain compensation levels and is intended to assure us of the executive’s continued employment and provide stability in our senior management team.

Each of the employment agreements between us and Messrs. Cone and Sherman provides that their employment under their respective agreements will continue in effect until terminated by us or by the named executive officer. The term of Ms. Palmer’s employment agreement (dated July 13, 2011, as amended from time to time), continued for three years through July 13, 2014, subject to automatic successive one-year extensions thereafter unless either party gives at least 90 days’ prior notice that the term will not be extended and, under the terms of the employment agreement, such term has been automatically extended, most recently as of July 13, 2017.

Ms. Palmer (subject also to the additional considerations described below) and Messrs. Cone and Sherman are each party to a restrictive covenant agreement, which includes an 18-month post-employment non-compete and non-solicit of customers and employees in connection with certain terminations of employment; however, for Messrs. Cone and Sherman, if termination is without cause by us or the executive resigns for good reason, the covenants apply only through the duration of the period in which the executive is receiving severance.

Pursuant to the employment agreements, we provide salary continuation and other benefits in the event of certain terminations of employment. All options and RSUs held by our named executive officers are subject to accelerated vesting upon certain terminations of employment that occur within the 24-month period following a change in control of the Company. These payments and benefits are designed to provide financial security in the event of certain corporate transactions and/or termination of employment, as well as consideration for the executive’s compliance with certain post-employment restrictive covenants. We believe these provisions help retain our executives who are critical to the success and operation of our business while also protecting important business objectives through restrictive covenants. See “Potential Payments upon Termination of Employment or Change in Control” for a discussion of severance and change in control payments payable to our named executive officers pursuant to their employment agreements.

In May 2012, we amended Ms. Palmer’s employment agreement to provide her with an opportunity to receive a special retirement bonus of $1,000,000 if she voluntarily terminates her employment with us after May 15, 2013 and does not resume employment in the homebuilding industry in any capacity for five years. If Ms. Palmer resumes employment in the homebuilding industry within five years of such voluntary termination, she will be required to repay the bonus to us. The purpose of providing this bonus was twofold: to retain Ms. Palmer’s services through at least May 15, 2013 and to incentivize her not to directly compete with us, which could cause significant harm to our business.

Accounting Matters

Each element of the compensation paid to our executives is expensed in our financial statements as required by U.S. generally accepted accounting principles. The financial statement impact of various compensation awards is an important factor that the compensation committee considers in determining the amount, form and design of each pay component for our named executive officers, but it is only one of many factors considered in setting such compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Certain Tax Matters

In general, Section 162(m) of the U.S. tax code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to the executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Prior to the repeal of Section 162(m)’s performance-based exemption, we generally sought to structure our compensation programs in a manner intended to comply with Section 162(m) (to the extent it applies to us), although our compensation committee reserved the right to make payments that were not deductible if, in its judgment, such payments were appropriate to achieve our compensation objectives.

Going forward, as in previous years, the potential deductibility of compensation is only one of many considerations that our compensation committee will take into account when establishing the compensation paid to our named executive officers, and we believe it is important that our compensation committee retain flexibility and authority to grant or adjust compensation as needed to address particular circumstances, or unexpected, unusual or non-recurring events, or to attract and retain key executive talent, even if this results in the payment of compensation that is not deductible by us (whether by application of Section 162(m), to the extent applicable, or otherwise). Therefore, our compensation committee may make payments of compensation that are not deductible if, in its judgment, such payments are advisable to achieve our compensation objectives.

Looking Ahead—2018 Compensation

In early 2018, our compensation committee took the following actions with respect to 2018 compensation matters:

•

Base Salary Increases. The compensation committee approved base salary increases for Messrs. Cone and Sherman, effective as of April 1, 2018, to $550,000 and $475,000, respectively. Ms. Palmer’s base salary for 2018 was unchanged from its level in 2017.

•

Annual Cash Incentive Bonuses. The compensation committee approved the performance measures, consisting of an economic profit metric and home building gross margin, and the 2018 target annual bonus opportunities under our annual cash incentive bonus program. The target annual bonus opportunities for both Messrs. Cone and Sherman increased to 150% of base salary, and Ms. Palmer’s target bonus opportunity increased to 200% of base salary.

•

Long-Term Incentive Awards. The compensation committee determined that, like 2017, the annual equity grant to our named executive officers for 2018 should include a mix of options, Service-based RSUs and Performance RSUs in the same proportions as granted in 2017. Nonqualified stock options awarded as part of the 2018 long-term incentive program will vest over a four-year period in the same proportions as those granted in 2017, Service-based RSUs will vest in equal annual installments on each of the first three anniversaries of the grant date, and Performance RSUs will vest over a cumulative three-year performance period subject to meeting RONA and relative TSR goals. The aggregate target long-term incentive award for each of Ms. Palmer, Mr. Cone and Mr. Sherman was increased to 400% of base salary, 225% of base salary, and 160% of base salary, respectively.

Our compensation committee’s decision to increase Messrs. Cone’s and Sherman’s base salaries and each of our named executive officers’ target annual cash incentive bonus opportunity and target long-term incentive equity award opportunity reflects its consideration of our named executive officers’ overall performance, company-wide performance under their leadership, each named executive officer’s actual compensation and compensation relative to other members of our peer group and its desire to reward and retain key members of our leadership team by maintaining a level of compensation that is competitive.

Stock Ownership & Retention Requirements—Executive Officers

In March 2018, our board of directors adopted stock ownership and retention guidelines that require our executive officers to own shares of our Class A common stock having an aggregate value no less than (i) as to the chief executive officer, six times her annual base salary and (ii) as to our other executive officers, two times their respective

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COMPENSATION DISCUSSION AND ANALYSIS

annual base salary. Generally, our executive officers must achieve the required ownership level within four years from the date that he or she first became a executive officer; however, with respect to our executive officers who were serving as of March 2018, such executive officers will have until March 2022 to achieve the required minimum ownership level. Until the minimum ownership level is attained, executive officers must retain at least 50% of his or her equity in the Company (e.g., all forms of equity of TMHC or convertible or exercisable into equity of TMHC, whether vested or unvested, owned or beneficially owned, including stock option and restricted stock units granted under the under the 2013 Omnibus Equity Plan).

Compensation Committee Report

The compensation committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with our management. Based on its reviews and discussion with management, the compensation committee recommended to the board of directors, and the board of directors approved, that the Compensation Discussion and Analysis be included in this Proxy Statement for the Taylor Morrison Home Corporation 2018 Annual Meeting of Stockholders and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2017.

COMPENSATION COMMITTEE

Anne L. Mariucci (Chairman)
Peter Lane
David C. Merritt

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COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The following table summarizes the compensation earned by, or awarded or paid to, each of our named executive officers for the years ended December 31, 2017, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Sheryl D. Palmer	2017	1,000,000	2,475,610	874,998	1,760,100	8,558	36,465	6,155,731
President, Chief Executive	2016	1,000,000	2,580,088	875,000	1,462,950	5,323	33,097	5,956,458
Officer and Chairman of the Board	2015	978,077	2,122,331	787,505	1,179,450	1,389	41,724	5,110,476
C. David Cone	2017	525,000	742,651	262,500	893,251	—	18,093	2,441,495
Executive Vice President and Chief	2016	520,673	737,168	250,000	732,929	—	17,751	2,258,521
Financial Officer	2015	491,615	464,907	172,505	491,438	—	35,619	1,656,084
Darrell C. Sherman	2017	432,500	450,935	159,377	735,542	2,172	17,833	1,798,359
Executive Vice President, Chief	2016	422,827	377,799	128,125	513,205	1,230	17,744	1,460,930
Legal Officer and Secretary	2015	408,356	334,802	124,222	402,979	178	17,791	1,288,328
(1)

The amounts shown in this column are the aggregate grant date fair values, assuming no risk of forfeiture, calculated in accordance with FASB ASC Topic 718 for Performance RSUs and Service-based RSUs granted during the applicable year. In connection with the stock awards granted in 2017:

•

The grant date fair value of the Performance RSUs to be earned based on three-year relative TSR performance was calculated using a Monte Carlo simulation fair value on the date of grant. The following amounts represent the grant date fair value of the relative TSR-based RSUs assuming maximum level of performance achievement determined at the time of grant (150% of the target award): Ms. Palmer—$1,088,391, Mr. Cone—$326,503, and Mr. Sherman—$198,252.

•

The grant date fair value of the Performance RSUs to be earned based on our RONA performance was calculated using the closing price of our Class A common stock on the date of grant multiplied by the target number of shares underlying the RONA-based PSU. The following amounts represent the grant date fair value of the RONA-based RSUs assuming maximum level of performance achievement determined at the time of grant (150% of the target award): Ms. Palmer—$1,312,512, Mr. Cone—$393,737, and Mr. Sherman—$239,076.

•

The grant date fair value of the Service-based RSU awards was calculated using the closing price of our Class A common stock on the date of grant multiplied by the number of shares underlying the Service-based RSU award.

(2)

The stock-based compensation amounts shown in this column reflect the aggregate grant date fair value, assuming no risk of forfeiture, of stock option awards calculated in accordance with FASB ASC Topic 718. We use the Black-Scholes option pricing model to estimate the fair value of stock options granted, which requires the input of both subjective and objective assumptions. The assumptions used in the valuation of stock-based awards are discussed in Note 15 to our Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(3)

The amounts reported in this column were earned under our annual cash incentive bonus program for the applicable year, which is described above (see “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—Annual Cash Incentive Bonuses”).

(4)

These amounts do not represent realized compensation; rather, they represent an actuarial adjustment to the present value of accumulated benefits under our Taylor Morrison Cash Balance Pension Plan from the pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for the applicable fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for the applicable fiscal year. See below under the heading “Pension Benefits” for additional details.

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COMPENSATION DISCUSSION AND ANALYSIS

(5)	For each of our named executive officers, “All Other Compensation” consists of the payments for 2017 that are shown in the table below:

Name	401(k) Company Match ($)	Company Paid Life Insurance Premiums ($)	Auto Allowance ($)	Commuting Expenses ($)(a)	Other ($)(b)	Total ($)
Sheryl D. Palmer	9,450	1,176	14,400	11,439	—	36,465
C. David Cone	9,450	1,176	7,200	—	267	18,093
Darrell C. Sherman	9,457	1,176	7,200	—	—	17,833

(a)	We pay the commuting expense of Ms. Palmer’s flights from her residence in Las Vegas, Nevada to our corporate headquarters in Scottsdale, Arizona.

(b)	This amount represents the value of the service award Mr. Cone received in connection with his five year anniversary with Taylor Morrison pursuant to the Taylor Morrison Service Award Program.

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COMPENSATION DISCUSSION AND ANALYSIS

Grants of Plan-Based Awards

The following table summarizes awards under our annual cash incentive bonus program and awards granted under the 2013 Omnibus Plan as part of our 2017 long-term incentive plan to each of our named executive officers in the year ended December 31, 2017.

Name and Type of Award	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sheryl D. Palmer
2017 Bonus Program		150,000	1,500,000	2,400,000
Options(4)	02/02/17								160,256	18.74	874,998
Service-based RSUs(4)	02/02/17							46,692			875,008
Performance RSUs(4)(5)	02/02/17				23,346	46,692	70,038				725,594
Performance RSUs(4)(6)	02/02/17				23,346	46,692	70,038				875,008
C. David Cone
2017 Bonus Program		76,125	761,250	1,218,000
Options(4)	02/02/17								48,077	18.74	262,500
Service-based RSUs(4)	02/02/17							14,007			262,491
Performance RSUs(4)(5)	02/02/17				7,004	14,007	21,011				217,669
Performance RSUs(4)(6)	02/02/17				7,004	14,007	21,011				262,491
Darrell C. Sherman
2017 Bonus Program		62,685	626,846	1,002,954
Options(4)	02/02/17								29,190	18.74	159,377
Service-based RSUs(4)	02/02/17							8,505			159,384
Performance RSUs(4)(5)	02/02/17				4,253	8,505	12,758				132,168
Performance RSUs(4)(6)	02/02/17				4,253	8,505	12,758				159,384

(1)

Under our annual cash incentive bonus program, each named executive officer is eligible to receive an annual cash incentive bonus for the fiscal year, the amount of which will vary depending on the degree of attainment of certain performance goals, as described in “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—Annual Cash Incentive Bonuses.” This column shows the potential amount of the bonus if performance goals were attained at certain threshold, target or stretch (maximum) levels. Note that the “threshold” amount assumes that the only performance goal achieved (at the threshold level) was the goal that accounts for the least weight in our calculation of the Actual Attainment Percentage when achieved at the threshold level.

(2)

Amounts reflect the Performance RSUs granted under our 2017 long-term incentive program. Performance RSUs will be eligible to vest at the end of the three-year performance period based upon the Company’s performance against relative TSR goals and RONA goals, subject to the named executive officer’s continued employment through the date after the performance period that the compensation committee determines and certifies the applicable level of performance achieved. The threshold amounts shown reflect the number of shares which will be delivered assuming that threshold attainment is met for the performance goals. The maximum amounts shown reflect the number of shares which will be delivered assuming maximum attainment against performance goals. Please refer to the “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—Long-Term Incentives—Equity Based—2017 Equity Awards” for additional information.

(3)

Amounts in this column show the grant date fair value of the stock options, Service RSU awards and Performance RSU awards granted to our named executive officers. Please refer to footnotes (1) and (2) under the Summary Compensation Table for additional information.

(4)	Amounts represent grants of stock options, Service-based RSUs and Performance RSUs with respect to our annual long-term incentive plan.

(5)	Performance RSUs which vest subject to our relative TSR.

(6)	Performance RSUs which vest subject to our RONA.

See “Compensation Discussion and Analysis—Other Program Attributes—Employment Agreements, Severance Protection and Restrictive Covenant Agreements” for additional details regarding the employment agreements with our named executive officers, see “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—Annual Cash Incentive Bonuses” for additional details regarding the annual cash bonus program for our named executive officers, and see “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—Long-Term Incentives—Equity-Based” for a discussion of the material terms of the equity awards reflected in the Summary Compensation Table and the Grants of Plan-Based Awards table.

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COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity and Equity-Based Awards at Fiscal Year-End

The following table provides information concerning the unexercised stock options outstanding and unvested equity and stock awards for each of our named executive officers as of the end of 2017.

		Option Awards					Equity or Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units or Holding Vehicle Performance Units That Have Not Vested (#)(1)		Market Value of Shares or Units or Holding Vehicle Performance Units That Have Not Vested ($)(2)		Equity Incentive Plan Awards: Number of Unearned RSUs (#)(1)		Equity Incentive Plan Awards: Market Value of Unearned RSUs ($)(2)
Sheryl D. Palmer
Options	04/12/2013	150,000	50,000	(4)	22.00	04/12/23	—		—		—		—
Holding Vehicle Performance Units(3)		—	—		—	—	1,242,857	(5)	2,581,116	(6)	—		—
Options	02/09/2015	51,099	51,100	(7)	18.73	02/09/25	—		—		—		—
Service-based RSUs	02/09/2015	—	—		—	—	28,030	(8)	685,894		—		—
Performance RSUs	02/09/2015	—	—		—	—	—		—		73,579	(9)	1,800,478
Options	02/08/2016	59,768	179,303	(10)	11.30	02/08/26	—		—		—		—
Service-based RSUs	02/08/2016	—	—		—	—	77,434	(8)	1,894,810		—		—
Performance RSUs	02/08/2016	—	—		—	—	—		—		154,868	(9)	3,789,620
Options	02/02/2017	—	160,256	(11)	18.74	02/02/27	—		—		—		—
Service-based RSUs	02/02/2017	—	—		—	—	46,692	(8)	1,142,553		—		—
Performance RSUs	02/02/2017	—	—		—	—	—		—		93,384	(9)	2,285,106
C. David Cone
Options	04/12/2013	131,250	43,750	(4)	22.00	04/12/23	—		—		—		—
Holding Vehicle Performance Units(3)		—	—		—	—	271,428	(5)	460,741	(6)	—		—
Options	02/09/2015	11,193	11,194	(7)	18.73	02/09/25	—		—		—		—
Service-based RSUs	02/09/2015	—	—		—	—	6,140	(8)	150,246		—		—
Performance RSUs	02/09/2015	—	—		—	—	—		—		16,118	(9)	394,407
Options	02/08/2016	17,076	51,230	(10)	11.30	02/08/26	—		—		—		—
Service-based RSUs	02/08/2016	—	—		—	—	22,124	(8)	541,374		—		—
Performance RSUs	02/08/2016	—	—		—	—	—		—		44,248	(9)	1,082,749
Options	02/02/2017	—	48,077	(11)	18.74	02/02/27	—		—		—		—
Service-based RSUs	02/02/2017	—	—		—	—	14,007	(8)	342,751		—		—
Performance RSUs	02/02/2017	—	—		—	—	—		—		28,014	(9)	685,503
Darrell C. Sherman
Options	04/12/2013	50,625	16,875	(4)	22.00	04/12/23	—		—		—		—
Holding Vehicle Performance Units(3)		—	—		—	—	325,000	(5)	674,166	(6)	—		—
Options	02/09/2015	8,060	8,061	(7)	18.73	02/09/25	—		—		—		—
Service-based RSUs	02/09/2015	—	—		—	—	4,421	(8)	108,182		—		—
Performance RSUs	02/09/2015	—	—		—	—	—		—		11,608	(9)	284,048
Options	02/08/2016	8,751	26,256	(10)	11.30	02/08/26	—		—		—		—
Service-based RSUs	02/08/2016	—	—		—	—	11,338	(8)	277,441		—		—
Performance RSUs	02/08/2016	—	—		—	—	—		—		22,676	(9)	554,882
Options	02/02/2017	—	29,190	(11)	18.74	02/02/27	—		—		—		—
Service-based RSUs	02/02/2017	—	—		—	—	8,505	(8)	208,117		—		—
Performance RSUs	02/02/2017	—	—		—	—	—		—		17,010	(9)	416,235

(1)	For additional information on vesting upon specified termination events or a change in control, see “—Potential Payments Upon Termination of Employment or Change in Control.”

(2)	Calculated using the NYSE closing price of $24.47 per share of our Class A common stock on December 29, 2017, the last trading day of 2017.

(3)

Holding Vehicle Performance Units were issued at the time of our IPO as part of the conversion of profits interests in TMM granted before the IPO. See “Compensation Discussion and Analysis—Key Elements of Executive Compensation Program—New TMM Units and Holding Vehicle Performance Units.”

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COMPENSATION DISCUSSION AND ANALYSIS

(4)	The remaining unvested portion of these stock options vest and become exercisable on April 12, 2018, subject to continued employment on the applicable vesting date.

(5)

Represents the aggregate number of unvested Holding Vehicle Performance Units held as of December 31, 2017. Holding Vehicle Performance Units will vest based on the cash return received by the Former Principal Equityholders as of the date of determination, subject to and conditioned on the holder’s continuous employment through the applicable vesting date.

(6)

The value of the unvested Holding Vehicle Performance Units is calculated assuming a valuation of the Company implied by the NYSE closing price of $24.47 per share of our Class A common stock on December 29, 2017, the last trading day of 2017, and assumes that the Former Principal Equityholders sold their remaining equity interests in the Company at such price without any transaction costs or offering discount.

(7)

The remaining unvested portion of these stock options vest and become exercisable ratably in two equal installments on each of February 9, 2018 and 2019, subject to continued employment through the applicable vesting date.

(8)

Service-based RSUs vest ratably in three substantially equal installments of 33 1/3% on each of the second, third and fourth anniversaries of the grant date, subject to continued employment through the applicable vesting date.

(9)

Performance RSUs vest based on the achievement of performance goals over a three-year performance period, subject to continued employment through the date that the compensation committee determines and certifies the level of performance achieved under the applicable performance measures. Amounts reflect the target number of shares that could vest as of the end of the performance period. See “Compensation Discussion and Analysis — Key Elements of Executive Compensation Program — Long-Term Incentives—Equity Based” for additional information regarding the performance periods applicable to the respective performance measures.

(10)

The remaining unvested portion of these stock options vest and become exercisable ratably in three equal installments of 33 1/3% on each of the second, third, and fourth anniversaries of February 8, 2016, subject to continued employment through the applicable vesting date.

(11)

These stock options vest and become exercisable ratably in four equal installments of 25% on each of the first, second, third, and fourth anniversaries of February  2, 2017, subject to continued employment through the applicable vesting date.

Option Exercises and Stock Vested Table

The following table provides information concerning the vesting of equity awards during 2017 on an aggregated basis for each of our named executive officers. While our named executive officers vested in New TMM Units during 2017, the value realized on vesting is an approximate value determined as of the date of vesting, however, no amounts were actually realized by our named executive officers on the vesting date. None of the stock options granted to our named executive officers were exercised in 2017.

	Service-Based RSUs(2)		New TMM Units			Holding Vehicle Performance Units
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)	Number of New TMM Units Vested (#)		Value Realized on Vesting ($)(1)	Number of Holding Vehicle Performance Units Vested (#)	Value Realized on Vesting ($)(6)
Sheryl D. Palmer	14,015	261,380	11,374	(3)	269,450	1,242,857	2,499,497
C. David Cone	3,070	57,256	19,241	(4)	439,585	271,429	442,570
Darrell C. Sherman	2,211	41,235	3,981	(5)	94,310	325,000	652,805

(1)

Amounts reported are based on the closing price of our Class A common stock on the NYSE on the vesting date, unless a vesting date falls on a date on which the NYSE markets were not open for trading, in which case, amounts reported are based on the closing price of a share of our Class A common stock for the immediately preceding trading day.

(2)

The first installment (33%) of the Service-based RSUs granted on February 9, 2015, vested on February 9, 2017, and the respective value realized on vesting was based on the closing price of our Class A common stock on that date ($18.65). The remaining unvested service-based RSUs granted on February 9, 2015, will vest in two equal installments on each of February 9, 2018, and February 9, 2019, subject to continued employment.

(3)

Ms. Palmer’s New TMM Units vested on June 29, 2017. The respective value realized on vesting of these New TMM Units was based on the closing price of our Class A common stock on the NYSE on that date ($23.69).

(4)

15,600 of Mr. Cone’s New TMM Units vested on October 15, 2017, and 3,641 of his New TMM Units vested as of December 7, 2017. The respective value realized on vesting of these New TMM Units was based on the closing price of our Class A common stock on the NYSE on October 13, 2017 ($22.64) and December 7, 2017 ($23.73).

(5)

Mr. Sherman’s New TMM Units vested on June 29, 2017. The respective value realized on vesting of these New TMM Units was based on the closing price of our Class A common stock on the NYSE on that date ($23.69).

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COMPENSATION DISCUSSION AND ANALYSIS

(6)

Fifty percent (50%) of our named executive officers’ Holding Vehicle Performance Units vested on November 13, 2017 in connection with TPG’s and Oaktree’s achievement of a return on their respective equity investments of at least 2.0x. The value of the vested Holding Vehicle Performance Units is equal to the distributions in respect of such Holding Vehicle Performance Units that each named executive officer became entitled to receive on the vesting date (assuming a hypothetical liquidation of the TPG Holding Vehicle and the Oaktree Holding Vehicle in which the Former Principal Equityholders sold their remaining equity interests in the Company without any transaction costs or offering discount on such date at a price of $22.96 per share, the closing stock price on the NYSE of a share of our Class A common stock on that date). Actual distributions from the TPG Holding Vehicle and the Oaktree Holding Vehicle in respect of such vested Holding Vehicle Performance Units in fiscal 2017 were, in the aggregate, $1,278,179 for Ms. Palmer, $169,880 for Mr. Cone, and $333,124 for Mr. Sherman, respectively.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Sheryl D. Palmer	Taylor Morrison Cash Balance Pension Plan	12.0	103,084	(2)	—
Darrell C. Sherman	Taylor Morrison Cash Balance Pension Plan	9.0	22,274	(2)	—

(1)

As of December 31, 2017, each participating named executive officer is fully vested in his or her respective retirement plan benefit. Pursuant to the terms of the Taylor Morrison Cash Balance Pension Plan, a year of service is credited once a participant has worked 1,000 hours in that year. Mr. Cone does not participate in the Taylor Morrison Cash Balance Pension Plan as he began employment with us on October 15, 2012, and the plan was frozen as of December 31, 2010.

(2)

These amounts represent the actuarial present value of the total retirement benefit that would be payable to each respective named executive officer under the Taylor Morrison Cash Balance Pension Plan as of December 31, 2017. The following key actuarial assumptions and methodologies were used to calculate the present value of accumulated benefits under the Taylor Morrison Cash Balance Pension Plan: a discount rate of 3.42% and Adjusted RP-2014 Mortality Tables with MP-2017 projection scale.

Pension benefits are provided to our named executive officers under the following plan, The Taylor Morrison Cash Balance Pension Plan (the “Pension Plan”). Effective December 31, 2010, the Pension Plan was frozen as to new participants and future accruals. Ms. Palmer and Mr. Sherman were each eligible for early retirement under the Pension Plan for 2017.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table is an overview of the current terms and provisions of the frozen Pension Plan.

Pension Plan
Purpose	To provide a retirement benefit for eligible employees in recognition of their contributions to the overall success of our business.
Eligibility

U.S. salaried and hourly employees, including the named executive officers. The Pension Plan was frozen effective December 31, 2010. Employees hired January 1, 2011, or later are not eligible to participate in the Pension Plan.

Retirement Date & Early Retirement Date

Normal Retirement: The first day of the month coinciding with or next following the participant’s 65th birthday, or if later the participant’s fifth anniversary of joining the Pension Plan.

Early Retirement: The first day of the month coinciding with or next following the date that participant attains age 50, and has completed at least five years of service with us.

Pension Formula

Normal Retirement: Quarterly credits based on the employee’s age and eligible compensation (including regular compensation for services, commissions, bonuses, leave cash-outs, deferred compensation, but excluding separation payments), with the size of our contributions increasing based on the participant’s age. Our contributions range from 2% to 4% of eligible compensation, plus 1% of eligible compensation over the social security wage base. As of December 31, 2010, the Pension Plan was frozen with regard to pay credits.

Early Retirement: Same as normal retirement, however, if the participant elects to receive payments as of the early retirement date, the benefit will be equal to the actuarial equivalent of the normal retirement benefit.

Form of Benefit

Normal Retirement: Paid as a monthly pension commencing on the participant’s retirement date and continuing for the participant’s life, with survivor benefits following the participant’s death continuing to the participant’s spouse during the spouse’s life at a rate equal to 50% of the rate at which such benefits were payable to the participant (i.e., a joint and 50% survivor annuity). A participant who is unmarried at the time benefits become payable under the Pension Plan shall be entitled to a monthly pension continuing for the participant’s life. However, the form of distribution of such benefit shall be determined pursuant to the provisions of the pension plan (i.e., one lump-sum cash payment, monthly pension payable over the life of the participant, etc.).

Early Retirement: Same as normal retirement.

Potential Payments Upon Termination of Employment or Change in Control

The following summaries and tables describe and quantify the potential payments and benefits that we would provide to our named executive officers in connection with termination of employment and/or change in control. In determining amounts payable, we have assumed in all cases that the termination of employment and/or change in control occurred on December 31, 2017. The amounts that would actually be paid to our executive officers upon a termination of employment will depend on the circumstances and timing of termination or change in control.

Severance Benefits

Ms. Palmer. If Ms. Palmer resigns for “good reason” or if we terminate her employment without “cause” (including our election not to renew her employment agreement), Ms. Palmer will be entitled to receive the following payments

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COMPENSATION DISCUSSION AND ANALYSIS

and benefits, subject to her execution of a release of claims against us and her continued compliance with her post-employment restrictive covenants:

•	cash severance equal to two and a half times her base salary, payable in equal installments over a thirty-month period in accordance with our standard payroll practices;

•

a prorated annual bonus for the fiscal year in which her employment terminates, payable in a lump sum and based on actual performance for the year (determined by the board of directors following completion of the performance year and paid at the same time as other executives participating in the applicable plan); and

•

the employer’s portion of Ms. Palmer’s COBRA premiums for up to thirty months following her date of termination of employment or such shorter period if she becomes eligible to receive comparable coverage under another employer plan.

Solely in the event that a qualifying termination occurs within the twenty-four month period following a change in control, in addition to the severance payments and benefits described above, Ms. Palmer will be entitled to receive a cash payment equal to two and a half times her target bonus for the then current fiscal year payable in equal installments over a thirty-month period.

In 2012, we also amended Ms. Palmer’s employment agreement to provide her with an opportunity to receive a special retirement bonus in the amount of $1,000,000, if, after May 15, 2013, she voluntarily terminates her employment from the homebuilding industry and does not resume employment in the industry in any capacity for a period of five years following such departure. The special retirement bonus is payable in equal installments over the period that the first $1,000,000 in cash severance would have otherwise been payable if Ms. Palmer resigned for good reason or if we had terminated her employment without cause. In the event that Ms. Palmer resumes employment in the homebuilding industry within such five-year period, she will be required to repay the special retirement bonus to us. The purpose of providing Ms. Palmer this retirement bonus is twofold: retention of her services through at least May 15, 2013, and to deter her from directly competing with us for a period of five years following any such departure which could cause significant harm to our business.

Termination of Ms. Palmer for “cause” generally means (i) a material breach by Ms. Palmer of her employment agreement, any equity agreement or any of our policies (subject to up to a 15-day period to cure such breach or failure if reasonably susceptible to cure); (ii) Ms. Palmer’s gross negligence or willful misconduct, which is injurious to us; or (iii) Ms. Palmer’s commission of a felony or other crime involving dishonesty, fraud, breach of any fiduciary obligation to the board of directors or any equity holder, or unethical business conduct.

Resignation by Ms. Palmer for “good reason” generally means (i) any material diminution in the nature or status of Ms. Palmer’s duties and responsibilities, (ii) any material diminution in Ms. Palmer’s base salary or bonus opportunity, other than a decrease in base salary or bonus opportunity that applies to a similarly situated class of employees, or (iii) a change of Ms. Palmer’s principal place of business to a location more than 50 miles from its then present location; provided, that Ms. Palmer provides us with written notice of any fact or circumstance believed by her to constitute good reason within 90 days of the occurrence of such fact or circumstance, and subject to a 30-day period to cure such fact or circumstance.

“Change in control” has the same meaning contained in the 2013 Omnibus Plan (or any successor plan thereto).

Ms. Palmer is also subject to a restrictive covenants agreement in which she has agreed, among other things, not to compete with us for 18 months following (i) a termination of employment by us (other than for cause) or by Ms. Palmer for good reason, (ii) upon voluntary termination of employment, or (iii) termination by us for cause.

Messrs. Cone and Sherman. The employment of Messrs. Cone and Sherman may be terminated by us or by the executive at any time, with or without cause. Pursuant to each such executive’s employment agreement, the executive is entitled to receive severance benefits upon termination by us without “cause” at any time or upon resignation for “good reason” following a change in control. Upon an eligible termination, the terminated executive will be entitled to continued payment of base salary for 12 months, payable in 26 equal installments in accordance with our standard payroll practices, a prorated annual bonus for the year of termination payable in a lump sum at the same time as annual bonuses are otherwise paid to our other employees, and company-paid COBRA premiums for continued participation in our welfare plans for up to one year or such shorter period if the executive becomes eligible for coverage under another group program. The executive’s entitlement to these severance payments and benefits is generally conditioned on continued compliance with obligations not to solicit our employees, customers or suppliers and execution of a general release of all claims against us.

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COMPENSATION DISCUSSION AND ANALYSIS

Resignation for “good reason” includes a “change in control” combined with either: (i) a material and adverse change in the executive’s level, scope of duties and responsibilities or total compensation; or (ii) a relocation of more than 50 miles of the executive’s principal place of employment; provided that, in each case, notice of resignation is delivered to us within 30 days of such occurrence in the case of Mr. Sherman or 20 days in the case of Mr. Cone.

Termination for “cause” generally includes any of the following actions by the executive: (i) conviction, guilty plea, or confession to any felony, act of fraud, theft, or embezzlement; (ii) malfeasance, negligence, or intentional failure to perform duties that is not cured after 5 days of receipt of notice from us; or (iii) failure to comply with our employment policies, a failure to comply with the executive’s agreement, or deviation from any of our employee policies or directives of the board of directors.

“Change in control” for both Mr. Sherman and Mr. Cone has the same meaning contained in the 2013 Omnibus Plan (or any successor plan thereto).

Each of Messrs. Cone and Sherman is also subject to a restrictive covenants agreement in which he has agreed, among other things, not to compete with us for 18 months following (i) a termination of employment by us (other than for cause) or by the executive for good reason, provided that we are paying the executive severance, (ii) upon voluntary termination of employment (other than a resignation for good reason), or (iii) termination by us for cause.

Treatment of Equity Awards upon Termination (Not in Connection with a Change in Control). Under the terms of our 2013 Omnibus Plan and the award agreements for awards issued thereunder, upon any termination of employment, whether with or without “cause” or “good reason,” or by reason of an employee’s death or disability, unvested options and RSUs (both Service-based RSUs and Performance RSUs) are forfeited for no consideration. Vested options may be exercised for a period of 90 days following a termination without “cause” or for “good reason,” and for a period of one year following a termination by reason of death or disability. If an employee is terminated for cause, all of the employee’s options, whether vested or unvested, expire immediately upon termination. Under the terms of the applicable plan document and award agreements, upon any termination of employment, whether with or without “cause” or “good reason,” or by reason of an employee’s death or disability, unvested New TMM Units and unvested Holding Vehicle Performance Units are forfeited for no consideration, and if terminated for “cause” all such units, whether vested or unvested, are forfeited for no consideration.

Change in Control Benefits

We do not provide our named executive officers with any single-trigger change in control payments or benefits. If a change in control were to have occurred on December 31, 2017, and our named executive officers remained employed by us, there would have been no payments due to our named executive officers under any of our plans. Each named executive officer’s Holding Vehicle Performance Units would only vest (in full or in part) based on the cash return received by the Former Principal Equityholders as of the date of determination, subject to and conditioned on such named executive officer’s continued employment through the applicable vesting date, whether or not in connection with a change in control.

Each named executive officer’s outstanding stock options shall become immediately vested and exercisable and outstanding Service-based RSU awards will become 100% vested in connection with a termination by us without “cause” or by the executive for “good reason” (excluding, for the avoidance of doubt, a termination by reason of death or disability) (each as defined in the relevant award agreement) that occurs within 24 months following a “change in control” (as defined in the 2013 Omnibus Plan). For RSU awards subject to a performance condition, the performance period is deemed to end on the date of the change in control and the compensation committee may, in its discretion, determine to what extent any applicable performance goals have been met and/or cause the award to be paid in full or in part.

No named executive officer has any right to receive a “gross up” for any excise tax imposed by Section 4999 of the U.S. Internal Revenue Code, or any other U.S. federal, state, and local income tax.

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COMPENSATION DISCUSSION AND ANALYSIS

Calculations of Benefits to Which Executives Would be Entitled

Assuming no change in control had occurred and termination of employment occurred on December 31, 2017, the dollar value of the payments and other benefits to be provided to each of the named executive officers are estimated to be as follows:

Estimated Payments and Benefits upon Termination without Cause Assuming No Change in Control had Occurred

Name	Salary Continuation		Prorated Bonus(3)	Continued Benefits(4)	Other Compensation	TOTAL
Sheryl D. Palmer(1)	$2,500,000	(2)	$1,760,100	$41,662	—	$4,301,762
C. David Cone	$525,000	(5)	$893,251	$25,983	—	$1,444,234
Darrell C. Sherman	$435,000	(5)	$735,542	$28,057	—	$1,198,599

(1)	In the case of Ms. Palmer, these amounts are also payable if she terminates her employment with us for good reason.

(2)

If Ms. Palmer’s employment had terminated without cause or she resigned for good reason, her base severance amount is two and a half times her base salary ($1,000,000). In the event Ms. Palmer voluntarily terminates employment in connection with her retirement from the homebuilding industry, in lieu of the salary continuation, prorated bonus and continued benefits payments set forth above, we will pay her a special retirement bonus equal to $1,000,000, which is payable in equal installments as described above.

(3)

Pursuant to their respective employment agreements, each of our named executive officers is entitled to a prorated annual bonus for the fiscal year in which employment terminates based on actual performance. For purposes of this table, we have calculated the bonuses assuming that each named executive officer would have received his or her annual bonus based on the actual performance results under our 2017 annual bonus program. We have assumed that the financial targets in the 2017 annual bonus program were able to be determined as of December 31, 2017.

(4)

These amounts reflect the estimated COBRA premiums for the executives and their respective eligible dependents enrolled (if any) in any then-existing group health plans for one year (or in the case of Ms. Palmer, 30 months) as required by their respective employment agreements and assumes that the executive does not become eligible for other health coverage.

(5)	Pursuant to their respective employment agreements, each of Messrs. Cone and Sherman is entitled to an amount equal to one times his respective base salary.

44 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Assuming a change in control and termination of employment occurred on December 31, 2017, the dollar value of the payments and other benefits to be provided to each of the named executive officers are estimated to be as follows:

Estimated Payments and Benefits upon Termination without Cause or for Good Reason in Connection with a Change in Control

Name	Salary Continuation		Prorated Bonus(1)	Continued Benefits(2)	Other Compensation		Equity Value(3)	Vesting of Options & RSU Awards(4)	TOTAL
Sheryl D. Palmer	$2,500,000	(5)	$1,760,100	$41,662	$3,750,000	(6)	$2,581,116	$15,294,952	$25,927,830
C. David Cone	$525,000	(7)	$893,251	$25,983	—		$460,741	$4,319,502	$6,224,477
Darrell C. Sherman	$435,000	(7)	$735,542	$28,057	—		$674,166	$2,449,893	$4,322,658

(1)

Pursuant to their respective employment agreements, each of our named executive officers is entitled to a prorated annual bonus for the fiscal year in which employment terminates based on actual performance. For purposes of this table, we have calculated the bonuses assuming that each named executive officer would have received his or her annual bonus based on the actual performance results under our 2017 annual bonus program. We have assumed that the financial targets in the 2017 annual bonus program were able to be determined as of December 31, 2017.

(2)

These amounts reflect the estimated COBRA premiums for the executives and their respective eligible dependents enrolled (if any) in any then-existing group health plans for one year (or in the case of Ms. Palmer, 30 months) as required by their respective employment agreements.

(3)

Represents the value of the unvested Holding Vehicle Performance Units calculated using the NYSE closing price of $24.47 per share of our Class A common stock on December 29, 2017, the last business day of 2017. To calculate the values of the Holding Vehicle Performance Units, we have assumed that the Former Principal Equityholders sold their remaining equity interests in us without any transaction costs or offering discount as of December 31, 2017. (No amount is included in this column in respect of accelerated vesting of our named executive officers’ New TMM Units, which were fully vested as of December 31, 2017, or in respect of the Holding Vehicle Performance Units that vested in November 2017. As described above under “—New TMM Units and Holding Vehicle Performance Units,” our named executive officers’ remaining unvested Holding Vehicle Performance Units also became fully vested in January 2018.)

(4)

Represents the in-the-money value of unvested stock options and unvested RSUs associated with the acceleration of the vesting of equity awards. In the case of RSUs, the value was based on the NYSE closing price of $24.47 per share of our Class A common stock on December 29, 2017, the last business day of 2017, and, in the case of options, was based on the difference between such closing price and the exercise price of the option. For Performance RSUs, we have assumed that the target performance goal was achieved and certified.

(5)

If Ms. Palmer’s employment would have been terminated without cause or she had resigned for good reason within the 24-month period following a change in control, her base severance amount is two and a half times her base salary ($1,000,000). However, in the event Ms. Palmer voluntarily terminates employment in connection with her retirement from the homebuilding industry (whether in connection with a change in control or otherwise), she would not be entitled to the salary continuation, prorated bonus and continued benefits payments as set forth in the chart above and, instead, we will pay her a special retirement bonus equal to $1,000,000 which is payable in equal installments as described above. None of Ms. Palmer’s unvested equity awards by their terms would vest upon her retirement from the homebuilding industry following a change in control.

(6)

This amount reflects two and a half times the product of Ms. Palmer’s target annual bonus percentage (150%) multiplied by Ms. Palmer’s base salary ($1,000,000), as payable pursuant to her employment agreement, to the extent she would have been terminated either by us without cause or she had resigned for good reason during the 24-month period following a change in control. This amount would be payable in equal installments over a 30-month period.

(7)	Pursuant to their respective employment agreements, Messrs. Cone and Sherman are entitled to an amount equal to one times the named executive officer’s base salary.

CEO Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the “Annual Total Compensation”) of our median employee and the Annual Total Compensation of our CEO, Sheryl D. Palmer.

For 2017, our last completed fiscal year:

•	The median Annual Total Compensation of all employees of our Company (other than our CEO), was $88,530.

•	The Annual Total Compensation of Ms. Palmer was $6,155,731.

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COMPENSATION DISCUSSION AND ANALYSIS

Accordingly, the ratio of Ms. Palmer’s Annual Total Compensation to the median employee’s Annual Total Compensation was 69.5 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s Annual Total Compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the Annual Total Compensation of our median employee and CEO:

•	As of December 31, 2017, our employee population consisted of 1,855 employees, including any full-time, part-time, commissions-based, temporary and seasonal employees employed on that date.

•

To find the median of the annual total compensation of our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for calendar year 2017. In making this determination, we did not annualize compensation for full-time and part-time permanent employees who were employed on December 31, 2017, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•	We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.

After identifying the median employee, we added together all of the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $88,530. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table appearing on page 35 of this proxy statement, which is also in accordance with the requirements of Item 402(c)(2)(x).

46 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY ON PAY)

Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers (Say on Pay)

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the requirements of the SEC, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation. Although this advisory vote is nonbinding, our board of directors and compensation committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail in the Compensation Discussion and Analysis, our executive compensation program is designed to have the following attributes:

•	A balanced mix of short-term cash compensation and long-term equity-based compensation;

•	Forfeiture of equity awards upon violation of certain post-employment restrictive covenants;

•	Use of multiple performance measures with no guaranteed incentive payouts;

•	Limitations on the amount of awards that can be made under our equity incentive plans;

•	Consideration of external market data and use of an independent compensation consultant when designing compensation programs;

•

An anti-hedging policy applicable to all employees (including our executive officers and directors) that prohibits purchases of our stock on margin, calls or similar options on our stock, or selling our stock short;

•	An appropriate level of severance protection to ensure continuity of service;

•	No single-trigger change in control features in any of our programs;

•	No gross ups for any excise or other penalty taxes related to compensation paid;

•	Clawback of certain cash and equity incentive compensation; and

•	A modest use of perquisites, which do not make up a material portion of the compensation and benefits provided to our named executive officers.

We encourage stockholders to read the Compensation Discussion and Analysis in this Proxy Statement, which describes the processes our compensation committee used to determine the structure and amounts of the compensation of our named executive officers in 2017 and how our executive compensation philosophy, policies and procedures operate and are designed to achieve our compensation objectives. The compensation committee and our board of directors believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders. We intend to conduct future advisory votes on the compensation of our named executive officers every year.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and any other related disclosure in this Proxy Statement.”

The proposal will be approved by the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of voting against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

The Board of Directors Recommends a Vote “FOR” the Advisory Resolution to Approve the Compensation of our Named Executive Officers.

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

The audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Deloitte & Touche LLP has served as our independent public accounting firm since 2011. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Our board of directors is submitting the appointment of Deloitte & Touche LLP to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the appointment, the audit committee may reconsider whether to retain Deloitte & Touche LLP. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

The following table provides information regarding the fees billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2017 and 2016. All fees described below paid to Deloitte & Touche LLP were pre-approved by the audit committee.

	2017	2016
Audit Fees	$1,799,951	$1,917,497
Audit-Related Fees	280,000	10,000
Tax Fees	1,194,875	790,845
All Other Fees	2,046	2,216

Total	$3,276,872	$2,720,558

Audit Fees

This category includes the aggregate fees during 2017 and 2016 for audit services provided by the independent registered public accounting firm or its affiliates, including for the audits of our annual consolidated financial statements, reviews of each of the quarterly financial statements included in our Quarterly Reports on Form 10-Q and foreign statutory audits.

Audit-Related Fees

This category includes the aggregate fees during 2017 and 2016 for services related to the performance of the audits and reviews described in the preceding paragraph that are not included in the Audit Fees category, including fees associated with (i) assistance in undertaking and applying financial accounting and reporting standards, (ii) accounting assistance with regard to proposed transactions, (iii) services rendered in connection with registration statements and (iv) the preparation and review of documents related to our securities offerings.

Tax Fees

This category includes the aggregate fees during 2017 and 2016 for professional tax services provided by the independent registered public accounting firm or its affiliates, including for tax compliance and tax advice.

All Other Fees

Other fees include fees to the independent registered public accounting firm or its affiliates for annual subscriptions to online accounting and tax research software applications and data.

48 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Review and Pre-Approval of Independent Registered Public Accounting Firm’s Services

Our audit committee’s policy is to pre-approve all audit and non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm. The audit committee’s authority to pre-approve such services is set forth in the charter of the audit committee, which is available on the Investor Relations page of our corporate website, www.taylormorrison.com, under the category “Corporate Governance.” The audit committee considered whether the non-audit services rendered by and fees paid to Deloitte & Touche LLP were compatible with maintaining Deloitte & Touche LLP’s independence as the independent registered public accounting firm of our financial statements and concluded that they were.

The proposal will be approved by the affirmative vote of the majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of voting against the proposal. Brokers may vote shares with respect to this proposal in the absence of client instructions and, thus, there will be no broker non-votes with respect to this proposal.

The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018.

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AUDIT COMMITTEE REPORT

Audit Committee Report

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with our management and Deloitte & Touche LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. Deloitte & Touche LLP is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States and for expressing opinions on our internal control over financial reporting.

The audit committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable standards of the PCAOB and has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence. The audit committee has also discussed with Deloitte & Touche LLP their independence.

Based on its reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

AUDIT COMMITTEE

James Henry (Chairman) Anne L. Mariucci David C. Merritt

50 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE PHASED-IN DECLASSIFICATION OF OUR BOARD OF DIRECTORS

Proposal 4: Approval of the Amended and Restated Certificate of Incorporation to Provide for the Phased-In Declassification of Our Board of Directors

General

At the Annual Meeting, our stockholders will be asked to approve the Amended and Restated Certificate of Incorporation (our certificate of incorporation as currently in effect, the “Certificate of Incorporation” and, as proposed to be amended and restated, the “Amended and Restated Certificate of Incorporation”) to provide for the phased-in declassification of our board of directors (the “Declassification Proposal”) and to omit provisions in the Certificate of Incorporation that are no longer applicable as a result of our Former Principal Equityholders’ sale of their ownership interest in us.

On March 19, 2018, our board of directors approved and declared advisable the Amended and Restated Certificate of Incorporation that would effect a phased-in declassification of our board of directors as described below and omit provisions no longer applicable following the Former Principal Equityholders’ ownership exit.

We believe that declassifying our board of directors will best serve the Company and its stockholders in light of our current capital structure and will further strengthen our governance structure by providing us and our stockholders more frequent evaluation of the members serving on our board, thereby increasing board accountability.

Changes in the Certificate of Incorporation

Our board of directors is currently divided into three classes of directors, with members of each class being elected for staggered terms of three years. If the Declassification Proposal is approved, we expect the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware and become effective promptly after the Annual Meeting, which will result in the phased-in declassification of our board of directors as follows:

•	the Class II director who is elected under Proposal 1 of this Proxy Statement will be elected for a three-year term that expires at our annual meeting of stockholders to be held in 2021;

•

the Class I directors who were elected for a three-year term at our annual meeting of stockholders held in 2017 will continue to serve the remainder of the three-year term for which they were elected, which term expires at our annual meeting of stockholders to be held in 2020;

•

the Class III directors who were elected for a three-year term at our annual meeting of stockholders held in 2016 will continue to serve the remainder of the three-year term for which they were elected, which term expires at our annual meeting of stockholders to be held in 2019;

•

any newly appointed director (including any director appointed to fill a vacancy of any director previously elected to serve a three-year term) will serve for a term expiring at the annual meeting of stockholders next following his or her appointment;

•

commencing with our annual meeting of stockholders to be held in 2019 and at each annual meeting thereafter, any director then standing for election or re-election will be elected for a one-year term expiring at the next succeeding annual meeting of stockholders; and

•

commencing with our annual meeting of stockholders to be held in 2021, all directors elected by our stockholders will be elected for a one-year term expiring at the next succeeding annual meeting of stockholders.

Currently under our Certificate of Incorporation, our directors may only be removed for cause and only by the affirmative vote of the holders of at least 75% in voting power of the outstanding shares of our capital stock entitled to vote generally in the election of directors, voting as a single class. If the Declassification Proposal is approved by the requisite vote of our stockholders and the Amended and Restated Certificate of Incorporation becomes effective, all of

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PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE PHASED-IN DECLASSIFICATION OF OUR BOARD OF DIRECTORS

our directors appointed or elected to serve on our board of directors for a one-year term may be removed with or without cause by the affirmative vote of the holders of a majority in voting power of our outstanding capital stock entitled to vote generally in the election of directors, voting as a single class. Until the declassification of our board of directors is complete, to the fullest extent permitted by law, any director who was previously elected to serve for a term extending until our annual meeting of stockholders to be held in 2020 or 2021, for so long as such director is serving the remainder of such term and until such time, if any, as such director is re-elected to serve for a one-year term, may be removed only for cause and only by the affirmative vote of the holders of at least 75% in voting power of our outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class.

Appendix A to this Proxy Statement shows the proposed changes to the Certificate of Incorporation to effect the declassification and to omit those provisions of the Certificate of Incorporation that are no longer applicable as a result of our Former Principal Equityholders’ sale of their ownership interest in us. The above description of this Proposal is qualified in its entirety by the actual text of the proposed Amended and Restated Certificate of Incorporation, as set forth in Appendix A.

Effective Date and Vote Required

If this Declassification Proposal is approved by the requisite vote of our stockholders at the Annual Meeting, the Amended and Restated Certificate of Incorporation will become effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing is expected to take place promptly after the adjournment of the Annual Meeting. As required by Delaware law, if this Declassification Proposal is not approved by the requisite vote of our stockholders at the Annual Meeting, the Amended and Restated Certificate of Incorporation will not become effective, and our board of directors will remain divided into three classes, with directors in each class serving staggered three-year terms and the term of office of directors of one class expiring at each annual meeting of stockholders.

This Declassification Proposal requires the approval by the affirmative vote of the holders of at least 75% of shares of our common stock outstanding and entitled to vote generally in the election of directors, voting as a single class. Abstentions and broker non-votes will have the effect of a vote against the proposal. In addition, any stockholder who fails to vote will also have the effect of a vote against this proposal.

The Board of Directors Recommends a Vote “FOR” the Approval of the Amended and Restated Certificate of Incorporation as Described Above and as Set Forth in Appendix A Hereto.

52 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth certain information known to us, based on filings made under Section 13(d) and 13(g) of the Exchange Act, regarding the beneficial ownership of our Class A common stock and New TMM Units (and a corresponding number of shares of our Class B common stock) as of the Record Date by:

•	each person who is known by us to be the beneficial owner of more than 5% of any class or series of our capital stock;

•	each of our directors and each executive officer who has been deemed a “named executive officer” pursuant to SEC rules; and

•	all of our directors and executive officers as a group.

The amounts and percentages of Class A common stock and New TMM Units (and a corresponding number of shares of our Class B common stock) beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

The percentages included in the following table are based on 111,308,197 shares of Class A common stock and 868,921 shares of Class B common stock outstanding as of the Record Date.

	Class A Common Stock Beneficially Owned(2)		Combined Voting Power(3)
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage	Number of Shares	Percentage
Beneficial Owners of More than 5%
The Vanguard Group(4)	9,185,899	8.3%	9,185,899	8.2%
FMR LLC(5)	8,754,020	7.9%	8,754,020	7.8%
BlackRock, Inc.(6)	6,897,692	6.2%	6,897,692	6.2%
Donald Smith & Co., Inc.(8)	6,502,696	5.8%	6,502,696	5.8%
Named Executive Officers and Directors
Sheryl D. Palmer	972,328	*	972,328	*
C. David Cone(10)	299,353	*	299,353	*
Darrell C. Sherman	235,231	*	235,231	*
James Henry	39,651	*	39,651	*
Peter Lane	58,680	*	58,680	*
Anne L. Mariucci(11)	41,848	*	41,848	*
David C. Merritt	38,373	*	38,373	*
All Directors and Executive Officers as a group (7 persons)	1,685,464	1.5%	1,685,464	1.5%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner in the table above is: 4900 N. Scottsdale Road, Suite 2000, Scottsdale, AZ 85251.

(2)

Our named executive officers and certain of our directors hold New TMM Units and an equal number of shares of Class B common stock. Each such holder has the right at any time to exchange their vested New TMM units (and a corresponding number of shares of vested Class B common stock) for shares of our Class A common stock on a one-for-one basis. Holders of shares of our Class B common stock, whether vested or unvested, are entitled to one vote for each such share held.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The number of shares reported under “Class A Common Stock Beneficially Owned” represents as of the Record Date: (a) shares of Class A common stock; (b) vested stock options; (c) vested DSUs; (d) vested New TMM Units (and a corresponding number of shares of vested Class B common stock); and (e) unvested stock options, unvested RSUs and unvested DSUs that, in each case, will vest within 60 days of the Record Date (such collective amount in (a)-(e), the “Holder’s Beneficial Ownership,” and such collective amount in (b)-(e), the “Holder’s Vested and Vesting Equity”). All New TMM Units (and a corresponding number of shares of Class B common stock) held by those included in the table were vested as of December 31, 2017. The percentage reported under “Class A Common Stock Beneficially Owned” reflects the Holder’s Beneficial Ownership divided by the sum of (x) the shares of Class A common stock outstanding as of the Record Date and (y) the Holder’s Vested and Vesting Equity.

The Holders’ Vested and Vesting Equity as of the Record Date for each of our directors, named executive officers and directors and executive officers as a group is as follows:

Name	Options	RSUs	DSUs	New TMM Units (and Class B Common Stock)
Sheryl D. Palmer	436,249	—	—	468,513
C. David Cone	237,963	—	—	41,205
Darrell C. Sherman	104,392	—	—	123,046
James Henry	11,364	5,591	—	—
Peter Lane	—	—	26,832	31,848
Anne L. Mariucci	9,960	5,591	—	—
David C. Merritt	12,525	—	20,971	—
All Directors and Executive Officers as a group (7 persons)	812,453	11,182	47,803	664,612

(3)

The number of shares reported under “Combined Voting Power” represents as of the Record Date the Holder’s Beneficial Ownership determined as set forth above, (such amount, the “Holder’s Voting Ownership”). The percentage reported under “Combined Voting Power” reflects the Holder’s Voting Ownership divided by the sum of (x) the shares of Class A common stock outstanding as of the Record Date, (y) the shares of Class B common stock outstanding as of the Record Date and (z) the Holder’s Vested and Vesting Equity other than the holder’s shares of New TMM Units (and a corresponding number of shares of Class B common stock, which shares of Class B common stock are included in (y)).

(4)

As reported in a Schedule 13G/A filed with the SEC on February 9, 2018, The Vanguard Group has sole voting power over 157,318 shares of our Class A common stock, shared voting power over 6,733 shares of our Class A common stock, sole dispositive power over 9,028,563 shares of our Class A common stock and shared dispositive power over 157,336 shares of our Class A common stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(5)

As reported in a Schedule 13G/A filed with the SEC on January 10, 2018, FMR LLC and Abigail P. Johnson have sole voting power over 1,422,978 shares of our Class A common stock and sole dispositive power over 8,754,020 shares of our Class A common stock. The address for each of the foregoing beneficial owners is 245 Summer Street, Boston, Massachusetts 02210.

(6)

As reported in a Schedule 13G/A filed with the SEC on January 23, 2018, Blackrock, Inc. has sole voting power over 6,689,511 shares of our Class A common stock and sole dispositive power over 6,897,692 shares of our Class A common stock. The address for Blackrock is 55 East 52nd Street, New York, NY 10055.

(7)

As reported in a Schedule 13G filed with the SEC on February 9, 2018, Dimensional Fund Advisors LP has sole voting power over 5,345,778 shares of our Class A common stock and sole dispositive power over 5,432,813 shares of our Class A common stock. The address for Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(8)

As reported in a Schedule 13G filed with the SEC on February 12, 2018, Donald Smith & Co., Inc. has sole voting power over 1,672,900 shares of our Class A common stock and sole dispositive power over 6,502,696 shares of our Class A common stock, and Donald Smith Long/Short Equities Fund, L.P. has sole voting power over 16,851 shares of our Class A common stock and sole dispositive power over 6,502,696 shares of our Class A common stock. The address for each of the foregoing beneficial owners is 152 West 57th Street, New York, New York 10019.

(9)

As reported in a Schedule 13G filed with the SEC on February 2, 2018, Vanguard Whitehall Funds has sole voting power over 4,382,945 shares of our Class A common stock. The address for Vanguard Whitehall Funds is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(10)	Includes 2,200 shares of our Class A common stock held in a family trust, of which Mr. Cone serves as trustee.

(11)	Includes 8,925 shares of our Class A common stock held in a family trust, of which Ms. Mariucci serves as trustee.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

Described below are related person transactions (as defined below) that occurred during 2017, that are continuing or that are currently proposed. The transactions described herein include those involving our Former Principal Equityholders who, as discussed below, have fully sold their equity ownership interest in us.

Reorganization Agreement

In connection with the transactions effecting our pre-IPO reorganization (the “Reorganization Transactions”), we entered into a reorganization agreement with New TMM and other subsidiaries of ours, the Former Principal Equityholders and other existing limited partners of TMM and the TPG and Oaktree Holding Vehicles, which governed the Reorganization Transactions. In addition, under the reorganization agreement, the TPG Holding Vehicle, the Oaktree Holding Vehicle, JHI and certain members of our management and our board of directors subscribed for a number of shares of our Class B common stock equal to the number of New TMM Units they then owned, at a price equal to the par value per share of Class B common stock. As described below, our Former Principal Equityholders sold all of their New TMM Units and a corresponding number of shares of Class B common stock and no longer hold any equity interest in the Company.

For information on beneficial ownership by our significant stockholders, directors and executive officers of our Class A common stock as of the most recent practicable date, see “Security Ownership of Certain Beneficial Owners, Directors and Management.”

New TMM Limited Partnership Agreement

In connection with the Reorganization Transactions, Taylor Morrison Home Corporation, the TPG and Oaktree Holding Vehicles, JHI and certain members of our management and our board entered into the limited partnership agreement of New TMM (the “New TMM LPA”). As a result of the Reorganization Transactions and in accordance with the terms of the New TMM LPA, New TMM, through TMM and its subsidiaries, exercises stewardship over the business and affairs of Taylor Morrison Holdings and its subsidiaries and Holdings II and its subsidiaries. New TMM does not conduct any activities other than direct or indirect ownership and stewardship over Taylor Morrison Holdings and Holdings II and their respective subsidiaries.

The holders of New TMM Units, including Taylor Morrison Home Corporation, will generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of New TMM. Net profits and net losses of New TMM are generally allocated to its members pro rata in accordance with the percentages of their respective New TMM Units, though certain non pro rata adjustments may be made to reflect tax depreciation, amortization and other allocations. To the extent permitted under the instruments governing our indebtedness, the New TMM LPA provides for cash distributions to its limited partners if the taxable income of New TMM gives rise to taxable income for its limited partners. In accordance with the New TMM LPA and, assuming New TMM is permitted to do so under the instruments governing our indebtedness, New TMM will make cash distributions to the extent feasible to the holders of the New TMM Units, including Taylor Morrison Home Corporation, for purposes of funding their tax obligations in respect of the income of New TMM that is allocated to them. Generally, these tax distributions are computed based on our estimate of the net taxable income of New TMM allocable to such holder of New TMM Units multiplied by an assumed tax rate equal to the greater of (x) the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporate resident in San Francisco, California and (y) the highest combined provincial and federal income tax rate applicable to an individual or (if higher) a corporation that is a resident of Canada and is subject to tax in the province of Canada that has the highest income tax rate (in each case taking into account the nondeductibility of certain expenses and the character of our income). In addition, to the extent permitted under the instruments governing our indebtedness, New TMM may make distributions to Taylor Morrison Home Corporation without pro rata distributions to other limited partners in order to pay (i) consideration, if any, for redemption, repurchase or other acquisition of equity interests of New TMM to the extent such cash is used to redeem, repurchase or otherwise acquire our Class A common stock, (ii) operating, administrative and other similar costs incurred by Taylor Morrison Home Corporation, and (iii) other payments related to (a) legal, tax, accounting and other professional fees and expenses, (b) judgments, settlements, penalties, fines or other costs and expenses in

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

respect of any claims involving Taylor Morrison Home Corporation and (c) other fees and expenses related to the maintenance of our existence or any securities offering, investment or acquisition transaction authorized by our board of directors.

The New TMM LPA provides that, subject to certain exceptions, any time Taylor Morrison Home Corporation issues a share of our Class A common stock or any other equity security, the net proceeds received by Taylor Morrison Home Corporation with respect to such issuance, if any, will be concurrently invested in New TMM and New TMM will issue to Taylor Morrison Home Corporation one New TMM Unit or other economically equivalent equity interest. Conversely, if at any time, any shares of our Class A common stock are redeemed, repurchased or otherwise acquired, New TMM will redeem, repurchase or otherwise acquire an equal number of New TMM Units held by Taylor Morrison Home Corporation, upon the same terms and for the same price, as the shares of our Class A common stock are redeemed, repurchased or otherwise acquired.

Under the New TMM LPA, the Partners (as defined in the New TMM LPA) agreed that the Former Principal Equityholders and/or one or more of their respective affiliates were permitted to engage in business activities or invest in or acquire businesses that may compete with our business or do business with any customer of ours.

Under the New TMM LPA, New TMM is required to indemnify all of its Partners, including Taylor Morrison Home Corporation, against any and all losses and expenses related thereto incurred by reason of the fact that such person was a Partner of New TMM. In the event that losses are incurred as a result of a Partner’s fraud or willful misconduct, such Partner is not entitled to indemnification under the New TMM LPA.

New TMM may be dissolved only upon the voluntary agreement of its general partner or as otherwise required by the laws of the Cayman Islands. Upon dissolution, New TMM will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including to the extent permitted by law, creditors who are Partners) in satisfaction of the liabilities of New TMM, (b) second, to establish cash reserves for contingent or unforeseen liabilities and (c) third, to the Partners in proportion of their interests in New TMM (other than to Partners holding unvested New TMM Units to the extent that their units do not vest as a result of the event causing the dissolution).

Due to the nature of the New TMM LPA, it is not the type of agreement that is typically entered into with, or available to, unaffiliated third parties.

Exchange Agreement

In connection with the closing of the IPO, Taylor Morrison Home Corporation, the TPG and Oaktree Holding Vehicles, JHI and certain members of our management and board of directors and other existing and future holders of our New TMM Units (and corresponding Class B common stock) entered into an exchange agreement under which, from time to time, they (or certain transferees thereof) have the right to exchange their New TMM Units (along with a corresponding number of our Class B common stock) for shares of our Class A common stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.

Stockholders Agreement

In connection with the IPO, we entered into a Stockholders Agreement with our Former Principal Equityholders, which contained provisions related to the composition of our board of directors and its committees and permitted our Former Principal Equityholders to nominate directors based on the level of their equity ownership in us. As our Former Principal Equityholders have sold out of their ownership in us, as described below, the Stockholders Agreement is no longer operative.

Registration Rights Agreement

In connection with the IPO, we entered into a registration rights agreement with our Former Principal Equityholders and certain members of our management and our board of directors. The registration rights agreement provided several of our Former Principal Equityholders with certain registration rights in respect of shares of our Class A common stock held by them, subject to certain conditions. We were required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares pursuant to the agreement. The agreement also includes customary indemnification provisions in favor of our Former Principal

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Equityholders and the members of management and the members of our board of directors party to the agreement, any person who is or might be deemed a control person (within the meaning of the Securities Act and the Exchange Act) and related parties against certain losses and liabilities (including reasonable costs of investigation and legal expenses) arising out of or based upon any filing or other disclosure made by us under the securities laws relating to any such registration.

Indemnification of Directors and Officers

We enter into customary indemnification agreements with our executive officers and directors that provide, in general, that we will provide them with customary indemnification in connection with their service to us or on our behalf.

Joint Ventures

From time to time, we and/or one or more of our subsidiaries entered into land development and/or homebuilding joint ventures with one or more of our Former Principal Equityholders and/or their affiliates. Our joint venture Marblehead Development Partners LLC was formed with affiliates of Oaktree and TPG, our joint venture Tramonto Development Partners, LLC was formed with an affiliate of Oaktree and our joint venture Pacific Point Development Partners LLC formed with affiliates of Oaktree, in each case, as previously disclosed. These joint ventures remained operative during 2017 under the same terms as originally entered into.

The foregoing joint ventures were undertaken in compliance with our Related Person Transaction Policy described below, including review and approval by our audit committee.

Securities Offerings Involving the Former Principal Equityholders

During 2017 and in January 2018, we conducted several registered public offerings of shares of our Class A common stock and used all of the net proceeds from these offerings to purchase New TMM Units and a corresponding number of shares of our Class B common stock from our Former Principal Equityholders at a price per New TMM Unit equal to the same per share price the underwriters paid in the corresponding registered offering. In connection with the offerings completed in 2017, the TPG Holding Vehicle, the Oaktree Holding Vehicle and JHI received proceeds from their sale of New TMM Units and Class B common stock in an aggregate amount of $550.4 million, $550.4 million and $11.1 million, respectively, and, in connection with the offerings completed in 2018, the TPG Holding Vehicle and the Oaktree Holding Vehicle each received proceeds from their sale of New TMM Units and Class B common stock in an aggregate amount of $383.6 million.

TPG Capital BD, LLC, an affiliate of the TPG Holding Vehicle, served as an underwriter in one of the registered offerings completed during 2017 and received fees of approximately $285,000 in connection therewith.

In addition, in January 2018, in a series of privately negotiated transactions conducted concurrently with each of the January 2018 registered public offerings, we purchased New TMM Units and a corresponding number of shares of our Class B common stock directly from the TPG Holding Vehicle and the Oaktree Holding Vehicle at a price per New TMM Unit equal to the same per share price the underwriters paid in the corresponding registered offering. The TPG Holding Vehicle and the Oaktree Holding Vehicle each received proceeds from the Company from their sale of New TMM Units and Class B common stock in an aggregate amount of $100.9 million.

The foregoing transactions were undertaken in compliance with our Related Person Transaction Policy described below, including review and approval by our audit committee.

Other Related Person Transactions

In August 2017, we closed on the purchase of 140 home lots in Tustin, California for a total purchase price of $30.0 million from Intracorp Companies, which is owned and controlled by, a former member of our board of directors, Joe S. Houssian.

In October 2017, we also completed the purchase of 112 acres of land in South Carolina for $10.5 million. The land was purchased from IOTA Doby Bridge, LLC which is managed and partly owned by Gibralter Capital and Asset Management, LLC, a fund managed by one of our Former Principal Equityholders, the Oaktree Holding Vehicle.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The foregoing transactions were undertaken in compliance with our Related Person Transaction Policy described below, including review and approval by our audit committee and were on terms no less favorable than would have been received by an unaffiliated third party.

Related Person Transaction Policy

We have adopted a written Related Person Transaction Policy, which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our audit committee. In accordance with our Related Person Transaction Policy, our audit committee has overall responsibility for the implementation and compliance with this policy.

For the purposes of our Related Person Transaction Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and in which any related person (as defined in our Related Person Transaction Policy) had, has or will have a direct or indirect material interest, in excess of $120,000. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship which has been reviewed and approved, or recommended to the board of directors for approval, by our board of directors or compensation committee (or group of independent directors performing a similar function).

Our Related Person Transaction Policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our audit committee for consideration. Under our Related Person Transaction Policy, only our audit committee or audit committee chair will be permitted to approve those related person transactions that are in, or not inconsistent with, our best interests. In the event we become aware of a related person transaction that has not been previously reviewed, approved or ratified under our Related Person Transaction Policy and that is ongoing or is completed, the transaction will be submitted to our audit committee so that it may determine whether to ratify, rescind or terminate the related person transaction.

Our Related Person Transaction Policy also provides that our audit committee or audit committee chair will review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders.

Each of the transactions described herein was made in compliance with our Related Person Transaction Policy, including review and approval by our audit committee.

58 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and beneficial holders of more than 10% of a registered class of our equity securities file with the SEC initial reports of ownership and reports of changes in such ownership.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our executive officers and directors that no other reports were required, all required reports under Section 16(a) of the Exchange Act of our directors, executive officers and beneficial holders of more than 10% of our common stock were timely filed during 2017.

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ADDITIONAL INFORMATION

Additional Information

List of Stockholders of Record

In accordance with Delaware law, a list of the names of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 8:30 a.m. and 4:30 p.m. local time at our principal executive offices at 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251. This list will also be available at the Annual Meeting.

Submission of Stockholder Proposals at Next Year’s Annual Meeting

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2019 Annual Meeting of Stockholders must be received at our principal executive offices no later than the close of business on December 18, 2018, unless the date of the 2019 Annual Meeting of Stockholders is more than 30 days before or after May 30, 2019, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2019 Annual Meeting of Stockholders, stockholders are advised to review our By-laws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between January 30, 2019 and the close of business on March 1, 2019 for the 2019 Annual Meeting of Stockholders. In the event that the 2019 Annual Meeting of Stockholders is convened more than 30 days prior to or delayed by more than 60 days after May 30, 2019, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2019 Annual Meeting of Stockholders and no later than the later of (1) the 90th day prior to the 2019 Annual Meeting of stockholders and (2) the tenth day following the day on which we notify stockholders of the date of the 2019 Annual Meeting of Stockholders, either by mail or other public disclosure.

All proposals should be sent to our principal executive offices at 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, Attention: Office of the Secretary.

We advise you to review our By-laws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent by-law provisions are available on request to the Office of the Secretary at the address set forth above.

Consideration of Stockholder-Recommended Director Nominees

Our nominating and governance committee will consider director nominee recommendations submitted by our stockholders. Stockholders who wish to recommend a director nominee must submit their suggestions in the manner set forth in our By-laws as described above to our principal executive offices at 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, Attention: Office of the Secretary.

As required by our By-laws, stockholders should include the name, biographical information and other relevant information relating to the recommended director nominee, including, among other things, information that would be required to be included in the proxy statement filed in accordance with applicable rules under the Exchange Act and the written consent of the director nominee to be named as a nominee and to serve as a director if elected, among other requirements set forth in our By-laws. Evaluation of any such recommendations is the responsibility of the nominating and governance committee. In the event of any stockholder recommendations, the nominating and governance committee will evaluate the persons recommended in the same manner as other candidates.

Stockholder Communications with the Board of Directors

Any stockholder or other interested party may contact our board of directors as a group, our non-employee directors as a group, or any individual director by sending written correspondence to the following address: Board of Directors, Taylor Morrison Home Corporation, Attn: Office of the Secretary, 4900 N. Scottsdale Road, Suite 2000, Scottsdale,

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ADDITIONAL INFORMATION

Arizona 85251. Stockholders or other interested parties should clearly specify in each communication the name(s) of the group of directors or the individual director to whom the communication is addressed. The Chief Legal Officer and Secretary will review all correspondence and will forward to the board of directors or an individual director a summary of the correspondence received and copies of correspondence that the Chief Legal Officer and Secretary determines requires the attention of the board of directors or such individual director. The board of directors and any individual director may at any time request copies and review all correspondence received by the Chief Legal Officer and Secretary that is intended for the board of directors or such individual director.

Delivery of Materials to Stockholders with Shared Addresses

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another such holder of our common stock are only being sent one Notice of Internet Availability of Proxy Materials or set of proxy materials, unless such holders have provided contrary instructions. If you wish to receive a separate copy of these materials or if you are receiving multiple copies and would like to receive a single copy, please contact our investor relations department by telephone at (480) 734-2060, by email at investor@taylormorrison.com or by writing to Investor Relations, Taylor Morrison Home Corporation, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251.

Taylor Morrison Home Corporation

Darrell C. Sherman

Executive Vice President, Chief Legal Officer and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are available on the Investor Relations page of our corporate website at www.taylormorrison.com under the category “Financial Reports.” Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements and schedules thereto filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Office of the Secretary

Taylor Morrison Home Corporation

4900 N. Scottsdale Road

Suite 2000

Scottsdale, Arizona 85251

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APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

TAYLOR MORRISON HOME CORPORATION

~~Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), Taylor Morrison Home Corporation has adopted this Amended and Restated Certificate of Incorporation (this “Certificate”) restating, integrating and further amending its Certificate of Incorporation (originally filed November 15, 2012), which Certificate has been duly proposed by the directors and adopted by the stockholders of the Corporation (by written consent pursuant to Section 228 of the DGCL) in accordance with the provisions of Sections 242 and 245 of the DGCL. Unless defined in the body of this Certificate, capitalized terms used herein have the meanings assigned to them in Article 16.~~

Taylor Morrison Home Corporation, a corporation organized and existing under the laws of the state of Delaware (the “Corporation”), hereby certifies the following. The name of the Corporation is Taylor Morrison Home Corporation. The Corporation filed its original Certificate of Incorporation with the Secretary of State of Delaware on November 15, 2012 under its current name. This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation” or this “Certificate” ) has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, as the same may be amended from time to time (the “DGCL”). Unless otherwise defined in any other provision of this Certificate, capitalized terms used in the Certificate shall have the meanings assigned to them in Article 15 of the Certificate. The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read in full as follows:

1. Name. The name of the Corporation is Taylor Morrison Home Corporation.

2. Address; Registered Office and Agent. The address of the Corporation’s registered office is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, State of Delaware 19904, and the name of its registered agent at such address is National Registered Agents, Inc.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is (A): 600,000,000 shares of common stock, divided into 400,000,000 shares of Class A common stock, with the par value of $0.00001 per share (the “Class A Common Stock”) and 200,000,000 shares of Class B common stock, with the par value of $0.00001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) and (B) 50,000,000 shares of preferred stock, with the par value of $0.00001 per share (the “Preferred Stock”). Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased, in each case by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class will be required therefor. Notwithstanding the foregoing, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding plus, in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (i) the exchange of all outstanding Class B Common Stock and all outstanding New TMM Units pursuant to Section 2.1 of the Exchange Agreement and (ii) the exercise of outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock.

5. Classes of Shares. The designation, relative rights, preferences and limitations of the shares of each class of stock are as follows:

5.1 Common Stock.

(i) Voting Rights.

(1) Except as may otherwise be provided in this Certificate of Incorporation or by applicable law, each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of

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APPENDIX A

record by such holder on all matters on which stockholders generally are entitled to vote and shall vote together as a single class on all matters (or, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with the holders of Preferred Stock); provided, however, that, to the fullest extent permitted by law and subject to Section 5.1(i)(2), holders of Common Stock, as such, will have no voting power with respect to, and will not be entitled to vote on, any amendment to this Certificate (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding class or series of Preferred Stock if the holders of the affected class or series of Preferred Stock are entitled, either separately or together with the holders of one or more other classes or series, to vote thereon under this Certificate (including any certificate of designations relating to any series of Preferred Stock) or under the DGCL.

(2) The holders of the outstanding shares of Class B Common Stock shall be entitled to vote separately as a class upon any amendment to this Certificate (including by merger, consolidation, reorganization or similar event, it being understood that any such merger, consolidation or other business combination that constitutes a Disposition Event in which holders of Class B Common Stock are required to exchange such Common Stock and New TMM Units pursuant to Section 3.8 of the New TMM LPA in such Disposition Event and receive consideration in such Disposition Event in accordance with the terms of the New TMM LPA as in effect prior to such Disposition Event shall not be deemed an amendment hereof) that would alter or change the powers, preferences, or special rights of the Class B Common Stock so as to affect them adversely.

(ii) Dividends; Stock Splits or Combinations.

(1) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the Class A Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor, at the times and in the amounts as the board of directors of the Corporation (the “Board”) in its discretion may determine. Except as otherwise permitted by the New TMM LPA or as otherwise agreed by holders of a majority of the outstanding shares of Class B Common Stock, dividends of cash or property may be declared and paid on the Class A Common Stock only if there is a concurrent and proportionate dividend paid to the holders of outstanding New TMM Units.

(2) Except as provided in Section 5.1(ii)(3) with respect to stock dividends, dividends of cash or property may not be declared or paid on the Class B Common Stock.

(3) In no event will any stock dividend, stock split, reverse stock split, combination of stock, reclassification or recapitalization be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless (a) a corresponding Stock Adjustment in the class of Common Stock not so adjusted (or corresponding voting power adjustment in the case of shares of Class B Common Stock) at the time outstanding is made in the same proportion and the same manner and (b) the Stock Adjustment has been reflected in the same economically equivalent manner on all New TMM Units. Stock dividends with respect to Class A Common Stock may only be paid with Class A Common Stock and/or Preferred Stock. Stock dividends with respect to Class B Common Stock may only be paid with Class B Common Stock and/or Preferred Stock.

(iii) Liquidation and Other Events.

(1) In the case of any consolidation, merger or similar event that constitutes a Disposition Event and in which holders of Class B Common Stock are required to exchange such Common Stock and New TMM Units pursuant to Section 3.8 of the New TMM LPA, the Corporation shall have the right to repurchase each outstanding share of Class B Common Stock upon the consummation of such Disposition Event for an amount per share equal to the par value thereof, and thereafter such holders of Class B Common Stock shall no longer hold such Class B Common Stock and such Class B Common Stock will be transferred to the Corporation and thereupon shall be retired. For the avoidance of doubt, nothing in this Section 5.1(iii)(1) shall impair the right of a holder of Class B Common Stock and Units to exchange such Class B Common Stock and Units pursuant to Section 2.1 of the Exchange Agreement.

(2) In the case of any consolidation, merger or similar event that shall be subject to Section 3.9 of the New TMM LPA (other than a Disposition Event in which holders of Class B Common Stock are required to exchange such Common Stock and New TMM Units pursuant to Section 3.8 of the New TMM LPA and

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APPENDIX A

receive consideration in such Disposition Event in accordance with the terms of the New TMM Units as in effect prior to such Disposition Event), the Corporation shall make, and shall cause to be made, proper provision to convert all outstanding shares of Class B Common Stock into securities, with substantially the same voting, exchange and economic rights to the Class B Common Stock of the surviving entity (or, as applicable, of any other such entity into which New TMM Units (in combination with shares of Class B Common Stock) are exchangeable following such event).

(3) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the holders of all outstanding shares of Common Stock will be entitled to receive, pari passu, an amount per share equal to the par value thereof, and thereafter the holders of all outstanding shares of Class A Common Stock will be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Class A Common Stock. Without limiting the rights of the holders of Class B Common Stock to exchange their shares of Class B Common Stock together with New TMM Units for shares of Class A Common Stock in accordance with the Exchange Agreement (or for the consideration payable in respect of shares of Class A Common Stock in such voluntary or involuntary liquidation, dissolution or winding up), the holders of shares of Class B Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the par value thereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(iv) Retirement of Class B Common Stock. In the event that no New TMM Units remain exchangeable for shares of Class A Common Stock, the Class B Common Stock will be transferred to the Corporation and thereupon shall be retired. In the event that any outstanding share of Class B Common Stock shall cease to be held by a holder of New TMM Units, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and thereupon shall be retired and cease to be outstanding and may not be reissued by the Corporation.

(v) Exchange of Class B Common Stock and New TMM Units. Class B Common Stock may be exchanged from time to time together with a corresponding New TMM Unit for Class A Common Stock in accordance with the Exchange Agreement.

(vi) Taxes. The issuance of shares of Class A Common Stock upon the exercise by the Corporation of its right under Section 2.1 of the Exchange Agreement to exchange shares of Class B Common Stock and New TMM Units will be made without charge to the holders of the shares of Class B Common Stock for any stamp or other similar tax in respect of the issuance, unless any such shares of Class A Common Stock are to be issued in a name other than that of the then record holder of the shares of Class B Common Stock being exchanged, in which case the person or persons requesting the issuance thereof will pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in the issuance or will establish to the reasonable satisfaction of the Corporation that the tax has been paid or is not payable.

5.2 Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not retired of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with such powers, including voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the designation and issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby expressly vested in the Board. The powers, including voting powers, if any, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Each series of shares of Preferred Stock: (a) may have such voting rights or powers, full or limited, if any; (b) may be subject to redemption at such time or times and at such prices, if any; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock, if any; (d) may have such rights upon the voluntary or involuntary liquidation, winding up or dissolution of, upon any distribution of the assets of, or in the event of any merger, sale or consolidation of, the Corporation, if any; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation (or any other securities of the

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Corporation or any other person) at such price or prices or at such rates of exchange and with such adjustments, if any; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts, if any; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation, if any; (h) may be subject to restrictions on transfer or registration of transfer, or on the amount of shares that may be owned by any person or group of persons; and (i) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, if any; all as shall be stated in said resolution or resolutions of the Board providing for the designation and issue of such shares of Preferred Stock.

6. Board of Directors.

6.1 Number of Directors.

(A) The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to Article 5 relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than three nor more than fifteen, with the then-authorized number of directors being fixed from time to time by the Board.

(B) During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article 5, then upon the commencement, and for the duration, of the period during which such right continues: (i) the then total authorized number of directors of the Corporation shall automatically be increased by such specified number of additional directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors pursuant to the provisions of the Board’s designation for the series of Preferred Stock, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

~~6.2 Staggered Board. The Board (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to Article 5 (the “Preferred Stock Directors”)) shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of this Article; Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of this Article; and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of this Article. Commencing with the first annual meeting of stockholders following the effectiveness of this Article, each director of each class the term of which shall then expire shall be elected to hold office for a three-year term and until such director’s successor has been duly elected and qualified. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible. The Board is authorized to assign members of the Board already holding office to Class I, Class II or Class III.~~

6.2 Term of Office.

(A) Subject to the provisions of this Certificate relating to directors elected by the holders of one or more series of Preferred Stock, voting as a separate series or with one or more other series of Preferred Stock (the “Preferred Stock Directors”), at each annual meeting of stockholders commencing with the annual meeting to be held in 2019, each director (other than any director in office at the 2019 annual meeting who was previously elected to a term expiring at the 2020 or 2021 annual meeting (each such director, for so long as such director is serving the remainder of such term and until such time, if any, as such director has been re-elected to serve for a one-year term, a “Continuing Classified Director”)) shall be elected for a term of one year and shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until

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his or her earlier death, resignation, retirement, disqualification or removal. For the avoidance of doubt, any Continuing Classified Director shall continue to hold office until the end of the term for which such director was elected and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

(B) Subject to the provisions of this Certificate relating to Preferred Stock Directors, at each annual meeting of stockholders commencing with the annual meeting to be held in 2021 all of the directors shall be elected for a term of one year, with each director holding office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

6.3 Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any one or more series of Preferred Stock then outstanding, and except as otherwise provided by applicable law, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen (including, for the avoidance of doubt, any director chosen to fill a vacancy resulting from the death, resignation, retirement, disqualification or removal of a Continuing Classified Director) shall hold office until the next annual me~~l~~e~~c~~ti~~o~~ng of ~~the class for which such director shall have been chosen~~stockholders and until his or her successor ~~shall be~~has been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors shall shorten the term of any director then in office.

6.4 Removal of Directors.

~~6.4 Removal of Directors for Cause. Except for such additional directors, if any, as are elected by~~(A) Subject to the special rights of the holders of ~~any~~one or more series of Preferred Stock ~~as~~then outstanding, and unless otherwise provided ~~for or fixed pursuant to Article 5~~by this Certificate or applicable law, any director ~~or the entire Board~~ may be removed from office at any time, ~~but only for~~with or without cause ~~and only~~, by the affirmative vote of ~~at least 75% of the total~~the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class~~; provided~~.

~~, however, that prior to the Trigger Date, any director of the Corporation~~ (B) Notwithstanding the foregoing, to the fullest extent permitted by applicable law, until such time as all directors elected by the stockholders generally are elected for a term of one year, any Continuing Classified Director may be removed ~~with or without~~only for cause and only by the affirmative vote of the holders of ~~the majority of the total~~at least seventy-five percent (75%) in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. For the avoidance of doubt, an incumbent director shall cease to be a Continuing Classified Director if and from such time as such director is re-elected as a director for a one-year term, and shall thereupon be subject to removal as provided in Section 6.4(A) of this Certificate.

7. Meetings of Stockholders.

7.1 No Action by Written Consent ~~after the Trigger Date. From and after the Trigger Date, any~~. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

7.2 Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies or (ii) by or at the direction of the Chairman or Vice-Chairman of the Board, the Chief Executive Officer of the Corporation. ~~In addition, prior to the Trigger Date, special meetings of stockholders of the Corporation may be called by the Secretary of the Corporation at the request of the holders of fifty percent (50%) or more of the outstanding shares of Class B Common Stock.~~ Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

7.3 Election of Directors by Written Ballot. Unless and except to the extent that the By-laws shall so require, the election of the Directors need not be by written ballot.

8. Business Combinations.

8.1 Opt Out of DGCL 203. The Corporation shall not be governed by Section 203 of the DGCL.

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8.2 Limitations on Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Class A Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

(i) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(iii) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

8.3 Definitions. For purposes of this Article 8, references to:

(i) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(ii) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(1) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation paragraph (b) of this Article 8 is not applicable to the surviving entity;

(2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(3) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

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(4) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(5) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(iv) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article 8, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(v) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (a) the Investors or sponsor transferees, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(1) beneficially owns such stock, directly or indirectly; or

(2) has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(3) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(vii) “person” means any individual, corporation, partnership, unincorporated association or other entity.

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(viii) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(ix) “sponsor transferee” means any Person who acquires voting stock of the Corporation from a Principal Stockholder (other than in a public offering) and who is designated in writing by such Principal Stockholder as a “sponsor transferee.”

(x) “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

~~9. Corporate Opportunity.~~

~~9.1 Scope. The provisions of this Article 9 are set forth to define, to the extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. “Exempted Persons” means each Investor and its respective Affiliates (other than the Corporation and its subsidiaries) and all of its respective partners, principals, directors, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation.~~

~~9.2 Competition and Allocation of Corporate Opportunities. The Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation and~~, to the fullest extent permitted by applicable law, ~~shall not be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries.~~

~~9.3 Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article 9, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.~~

~~9.4 Amendment of this Article. No amendment or repeal of this Article 9 in accordance with the provisions of Article 13 shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article 9 shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Certificate, the By-laws or applicable law.~~

~~10~~9. Limitation of Liability.

(a) To the fullest extent permitted under the DGCL, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(b) Any amendment or repeal of Section ~~10~~9(a) shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

~~11~~10. Indemnification.

~~11.1~~10.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section ~~11.3~~10.3, the Corporation shall not

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be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person (other than a Proceeding brought by such Covered Person (i) by way of defense or counterclaim, or (ii) to enforce such Covered Person’s rights to indemnification, advancement or contribution under any agreement, certificate of incorporation, bylaws or under statute or other law) unless the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

~~11.2~~10.2 Advancement of Expenses. To the extent not prohibited by applicable law, the Corporation shall advance the expenses (including attorneys’ fees) incurred by a Covered Person that is or was a director of the Corporation in defending any Proceeding in advance of its final disposition and the Corporation may advance the expenses (including attorneys’ fees) incurred by any other Covered Person; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article ~~11~~10 or otherwise; such undertaking shall be unsecured and interest free and shall be accepted without regard to the Covered Person’s ability to repay amounts advanced and without regard to the Covered Person’s entitlement to indemnification.

~~11.3~~10.3 Claims. If a claim for indemnification or advancement of expenses under this Article ~~11~~10 is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

~~11.4~~10.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article ~~11~~10 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

~~11.5~~10.5 Other Sources.

(a) The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.

(b) In all events, (i) the Corporation hereby agrees that it is the indemnitor of first resort (i.e. its obligation to Indemnitee to provide advancement and/or indemnification to such Covered Person are primary and any obligation of the Principal Stockholders (including any Affiliate thereof other than the Corporation) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of any insurer of the Principal Stockholders to provide insurance coverage, for the same expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by such Covered Person are secondary and (ii) if any Principal Stockholder (or any Affiliate thereof, other than the Corporation) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Covered Person, then (x) such Principal Stockholder (or such Affiliate, as the case may be), as the case may be, shall be fully subrogated to all rights of such Covered Person with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless such Principal Stockholder (or such other Affiliate), as the case may be, for all such payments actually made by such Principal Stockholder (or such other Affiliate).

~~11.6~~10.6 Amendment or Repeal. Any amendment or repeal of the foregoing provisions of this Article ~~11~~10 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.

~~11.7~~10.7 Other Indemnification and Prepayment of Expenses. This Article ~~11~~10 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

~~12~~11. Adoption, Amendment or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized to make, alter, amend or repeal the By-laws subject to the power of the stockholders

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of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the By-laws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the By-laws, ~~from and after the Trigger Date,~~ in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required for the stockholders to make, alter, amend or repeal the By-laws.

~~13~~12. Adoption, Amendment and Repeal of Certificate. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of ~~Article 6,~~ Sections 7.1 and 7.2 of Article 7 ~~or~~, Articles 8~~-14~~ through 13 and, until such time as there are no Continuing Classified Directors serving on the Board, Article 6 may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate or otherwise required by law, ~~(i) prior to the Trigger Date,~~ such alteration, amendment, repeal or adoption is approved by~~, in addition to any other vote otherwise required by law, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and (ii) from and after the Trigger Date, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law,~~ the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.

~~14~~13. Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of consent to the provision of this Article ~~14~~13.

~~15~~14. Severability. If any provision or provisions of this Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate (including, without limitation, each portion of any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate (including, without limitation, each such portion of any paragraph of this Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

~~16~~15. Definitions. As used in this Certificate, unless the context otherwise requires, the term:

(a) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person. For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct or cause the direction of the affairs or management of that Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

(b) “Board” is defined in Section 5.1(ii)(1).

(c) “By-laws” means the By-laws of the Corporation, as such By-laws may be amended from time to time.

(d) “Certificate” is defined in the preamble.

(e) “Disposition Event” has the meaning attributed to such term in the New TMM LPA.

(f) “Class A Common Stock” is defined in Section 4.

(g) “Class B Common Stock” is defined in Section 4.

(h) “Common Stock” is defined in Section 4.

A-10 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

APPENDIX A

(i) “Continuing Classified Director” is defined in Section 6.2.

(~~i~~j) “Corporation” ~~means Taylor Morrison Home Corporation~~is defined in the preamble.

(~~j~~k) “Covered Person” is defined in Section ~~11.1~~10.1.

(~~k~~l) “DGCL” is defined in the preamble.

(~~l~~m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor law or statute.

~~(m) “Exempted Persons” is defined in Section 9.1.~~

(n) “Exchange Agreement” has the meaning attributed to such term in the Stockholders Agreement.

(o) “Investors” means the Principal Stockholders and the JHI Entities.

(p) “JHI Entities” means any investment funds affiliated with JH Investments, Inc. and their respective successors and Affiliates.

(q) “New TMM” means TMM Holdings II, Limited Partnership.

(r) “New TMM LPA” means the Limited Partnership Agreement of New TMM as in effect from time to time.

(s) “New TMM Units” has the meaning attributed to such term in the Stockholders Agreement.

(t) “Oaktree Entities” means any investment funds affiliated with Oaktree Capital Management, L.P. and their respective successors and Affiliates.

(u) “Preferred Stock” is defined in Section 4.

(v) “Preferred Stock Directors” is defined in Section 6.2.

(w) “Principal Stockholders” means collectively (i) the Oaktree Entities and (ii) the TPG Entities.

(x) “Proceeding” is defined in Section ~~11.1~~10.1.

(y) “Stockholders Agreement” means the Stockholders Agreement among the Corporation, TPG TMM Holdings II, L.P., Oaktree TMM Holdings II, L.P. and JHI Holding Limited Partnership, as in effect from time to time.

(z) “TPG Entities” means any investment funds affiliated with TPG Global, LLC and their respective successors and Affiliates.

~~(aa) “Trigger Date” means the first date on which the Principal Stockholders cease collectively to beneficially own (directly or indirectly) more than fifty percent (50%) of the outstanding shares of Common Stock.~~

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Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement  | A-11

APPENDIX A

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by the officer below this      day of                 , ~~2013~~2018.

By:	~~/s/ Darrell C. Sherman~~
	Name:	 ~~Darrell C. Sherman~~
	Title:	 ~~Vice President~~

A-12 | Taylor Morrison Home Corporation Notice of 2018 Annual Meeting of Stockholders and Proxy Statement

TaylorMorrison

4900 N Scottsdale Rd # 2000 | Scottsdale, AZ 85251

PACIFICA SAN JUAN
SAN JUAN CAPISTRANO, CA

MIX
Paper from responsible sources
FSC® C132107

TAYLOR MORRISON HOME CORPORATION (TMHC) 4900 N. SCOTTSDALE ROAD, SUITE 2000 SCOTTSDALE, AZ 85251
VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 29, 2018, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 29, 2018, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E42945-P06055
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TAYLOR MORRISON HOME CORPORATION (TMHC) For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following director nominee:
1. Election of Director ! ! !
Nominee:
01) David C. Merritt
The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain
2. Advisory vote to approve the compensation of the Company’s named executive officers. ! ! !
3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending ! ! ! December 31, 2018.
4. Approval of the Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Company’s Board of Directors. ! ! !
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
E42946-P06055
TAYLOR MORRISON HOME CORPORATION (TMHC) Annual Meeting of Stockholders May 30, 2018 3:30 PM, Local Time This proxy is solicited by the Board of Directors
The stockholder hereby appoints C. David Cone, Darrell C. Sherman and Benjamin A. Aronovitch, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of TAYLOR MORRISON HOME CORPORATION (TMHC) that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 3:30 PM, Local Time on May 30, 2018, at the Omni Mandalay Hotel at Las Colinas located at 221 East Las Colinas Boulevard, Irving, Texas 75039, and at any adjournments or postponements thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is signed, but no such direction is made, this proxy will be voted “FOR” the director nominee, “FOR” proposals 2, 3 and 4, and at the discretion of the proxy holders on any other matter(s) that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Continued and to be signed on reverse side